UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21990

Fidelity Commonwealth Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2014

Item 1. Reports to Stockholders

Fidelity® Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Fidelity Small Cap Enhanced Index Fund

Fidelity International Enhanced Index Fund

Annual Report

(Fidelity Cover Art)

February 28, 2014

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses

Fidelity® Large Cap Growth Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Fidelity Large Cap Value Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Fidelity Large Cap Core Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Fidelity Mid Cap Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Fidelity Small Cap Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Fidelity International Enhanced Index Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements

Notes	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by each Fund presented in the table, as a shareholder of the underlying non-affiliated funds (the Underlying Funds), each Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by each Fund presented in the table, as a shareholder of the underlying non-affiliated funds (the Underlying Funds), each Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Fidelity Large Cap Growth Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,180.10	$ 2.43
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Large Cap Value Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,142.30	$ 2.39
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Large Cap Core Enhanced Index Fund	.45%
Actual		$ 1,000.00	$ 1,158.10	$ 2.41
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26
Fidelity Mid Cap Enhanced Index Fund	.60%
Actual		$ 1,000.00	$ 1,188.00	$ 3.26
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Fidelity Small Cap Enhanced Index Fund	.67%
Actual		$ 1,000.00	$ 1,177.00	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Fidelity International Enhanced Index Fund	.62%
Actual		$ 1,000.00	$ 1,166.40	$ 3.33
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity® Large Cap Growth Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Large Cap Growth Enhanced Index Fund	29.08%	23.30%	7.34%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Growth Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Large Cap Growth Enhanced Index Fund: For the year, the fund gained 29.08%, in line with the 29.14% advance of its benchmark, the Russell 1000® Growth Index. Relative to the index, stock selection was subpar in the pharmaceuticals, biotechnology & life sciences industry within the health care sector; the retail industry within consumer discretionary; and the energy sector. The fund did better in other groups, including the health care equipment & services industry and the software & services group within information technology. Meanwhile, effective sector positioning added value, highlighted by underweightings in two lagging industries - real estate within the financials sector and food, beverage & tobacco within consumer staples. The fund's biggest relative detractor was Best Buy, whose shares plummeted in January after the company reported weak holiday sales. This was the latest in a string of challenges for the electronics retailer, which has been struggling to compete with online vendors. Also hampering results was Delek US Holdings, an out-of-benchmark holding that, similar to other energy refiners, struggled during the period amid declining refining margins. We did not hold Delek at period end. In health care, biotechnology stock Gilead Sciences enjoyed very good results, reflecting a favorable investment climate for its industry - the second-best performing group in the benchmark - but we missed out due to our average underweighting. On the positive side, the biggest contributor was an out-of-index stake in Rite Aid, a drugstore chain whose shares were up by triple digits during the period. Most notably, Rite Aid's stock rose by 23% in a single day in September, thanks to higher sales and a more-optimistic earnings forecast. Another strong-performing investment was Western Digital, a maker of computer hard drives whose shares rose steadily throughout most of the period. Further adding value was Northrop Grumman, as the defense contractor - which was not in the benchmark - turned in better-than-expected earnings despite reduced sales stemming from federal budget cutbacks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	4.3
Google, Inc. Class A	3.7	2.8
Microsoft Corp.	3.5	3.6
Verizon Communications, Inc.	2.5	2.0
Oracle Corp.	1.8	1.8
QUALCOMM, Inc.	1.8	1.8
Comcast Corp. Class A	1.7	1.7
Gilead Sciences, Inc.	1.7	0.6
Home Depot, Inc.	1.6	1.8
Facebook, Inc. Class A	1.5	0.4
	24.0
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	28.2
Consumer Discretionary	17.3	19.8
Health Care	14.4	13.8
Industrials	12.0	10.2
Consumer Staples	9.4	11.3
Financials	6.5	7.0
Materials	4.2	2.9
Energy	3.6	3.7
Telecommunication Services	2.5	2.0

Annual Report

Fidelity Large Cap Growth Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 17.3%
Auto Components - 1.0%
Gentex Corp. (e)	27,851	$ 873,686
Lear Corp.	13,866	1,125,919
The Goodyear Tire & Rubber Co.	16,423	441,286
		2,440,891
Diversified Consumer Services - 0.3%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)(e)	23,703	790,021
Hotels, Restaurants & Leisure - 2.7%
Bally Technologies, Inc. (a)(e)	18,327	1,241,654
International Game Technology	1,818	27,434
Las Vegas Sands Corp.	25,407	2,165,947
McDonald's Corp.	12,686	1,207,073
Starbucks Corp.	14,738	1,045,808
Wynn Resorts Ltd.	3,929	952,743
		6,640,659
Household Durables - 0.5%
Whirlpool Corp.	8,924	1,290,678
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	6,185	2,239,589
priceline.com, Inc. (a)	2,235	3,014,657
		5,254,246
Leisure Equipment & Products - 0.3%
Polaris Industries, Inc.	5,534	741,722
Media - 4.5%
Comcast Corp. Class A	83,687	4,325,781
Morningstar, Inc.	15,052	1,259,250
Starz - Liberty Capital Series A (a)(e)	40,825	1,305,584
The Walt Disney Co.	17,464	1,411,266
Time Warner Cable, Inc.	5,448	764,627
Viacom, Inc. Class B (non-vtg.)	25,686	2,253,433
		11,319,941
Multiline Retail - 0.7%
Dillard's, Inc. Class A	13,559	1,255,292
Macy's, Inc.	6,836	395,531
		1,650,823
Specialty Retail - 3.7%
Bed Bath & Beyond, Inc. (a)	15,148	1,027,337
Best Buy Co., Inc.	173	4,607
Gap, Inc.	17,688	773,850
Home Depot, Inc.	48,054	3,941,870
Lowe's Companies, Inc.	1,159	57,985
O'Reilly Automotive, Inc. (a)	8,326	1,255,977
PetSmart, Inc. (e)	2,763	185,287
TJX Companies, Inc.	31,759	1,951,908
		9,198,821
Textiles, Apparel & Luxury Goods - 1.5%
Coach, Inc.	329	16,058

	Shares	Value
Hanesbrands, Inc.	19,047	$ 1,395,764
NIKE, Inc. Class B	30,893	2,418,922
		3,830,744
TOTAL CONSUMER DISCRETIONARY		43,158,546
CONSUMER STAPLES - 9.4%
Beverages - 2.9%
Dr. Pepper Snapple Group, Inc.	28,619	1,491,336
PepsiCo, Inc.	38,841	3,109,999
The Coca-Cola Co.	66,393	2,536,213
		7,137,548
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	116	13,549
CVS Caremark Corp.	20,265	1,482,182
Kroger Co.	38,557	1,617,081
Rite Aid Corp. (a)	137,032	903,041
Wal-Mart Stores, Inc.	9,814	733,106
		4,748,959
Food Products - 2.0%
Archer Daniels Midland Co.	31,220	1,267,532
General Mills, Inc.	23,865	1,193,966
Hormel Foods Corp.	10,633	504,536
The J.M. Smucker Co.	6,566	656,666
Tyson Foods, Inc. Class A	32,802	1,294,039
		4,916,739
Household Products - 0.8%
Colgate-Palmolive Co.	3,811	239,445
Energizer Holdings, Inc.	2,092	203,635
Kimberly-Clark Corp.	13,838	1,527,023
		1,970,103
Personal Products - 0.6%
Herbalife Ltd.	3,162	210,589
Nu Skin Enterprises, Inc. Class A (e)	16,339	1,364,633
		1,575,222
Tobacco - 1.2%
Altria Group, Inc.	23,735	860,631
Philip Morris International, Inc.	26,563	2,149,212
		3,009,843
TOTAL CONSUMER STAPLES		23,358,414
ENERGY - 3.6%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	14,181	897,374
Dril-Quip, Inc. (a)	10,923	1,174,878
Oceaneering International, Inc.	465	33,285
Schlumberger Ltd.	26,170	2,433,810
		4,539,347
Oil, Gas & Consumable Fuels - 1.8%
EOG Resources, Inc.	4,941	935,924
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	2,159	$ 98,386
Marathon Petroleum Corp.	13,559	1,138,956
Phillips 66 Co.	15,795	1,182,414
Western Refining, Inc. (e)	29,488	1,074,838
		4,430,518
TOTAL ENERGY		8,969,865
FINANCIALS - 6.5%
Capital Markets - 2.9%
Franklin Resources, Inc.	25,246	1,344,350
Goldman Sachs Group, Inc.	6,433	1,070,773
Lazard Ltd. Class A	18,395	827,591
SEI Investments Co.	33,785	1,134,162
T. Rowe Price Group, Inc.	15,075	1,223,638
Waddell & Reed Financial, Inc. Class A	20,517	1,430,035
		7,030,549
Commercial Banks - 0.4%
Wells Fargo & Co.	22,615	1,049,788
Consumer Finance - 1.4%
American Express Co.	36,185	3,302,967
SLM Corp.	10,057	240,765
		3,543,732
Diversified Financial Services - 1.0%
CBOE Holdings, Inc.	24,138	1,304,176
MarketAxess Holdings, Inc.	2,638	155,748
McGraw Hill Financial, Inc.	13,076	1,041,634
		2,501,558
Insurance - 0.6%
The Chubb Corp.	2,871	251,155
The Travelers Companies, Inc.	14,622	1,225,908
		1,477,063
Real Estate Investment Trusts - 0.2%
Public Storage	3,152	532,688
TOTAL FINANCIALS		16,135,378
HEALTH CARE - 14.4%
Biotechnology - 6.7%
Alexion Pharmaceuticals, Inc. (a)	11,448	2,024,006
Amgen, Inc.	22,183	2,751,136
Biogen Idec, Inc. (a)	9,690	3,301,189
Celgene Corp. (a)	17,813	2,863,440
Gilead Sciences, Inc. (a)(e)	52,244	4,325,281
United Therapeutics Corp. (a)(e)	12,602	1,278,095
		16,543,147
Health Care Equipment & Supplies - 0.5%
Medtronic, Inc.	6,075	360,005

	Shares	Value
St. Jude Medical, Inc.	2,184	$ 147,027
Zimmer Holdings, Inc.	8,786	824,478
		1,331,510
Health Care Providers & Services - 3.6%
Aetna, Inc.	17,874	1,299,619
Cardinal Health, Inc.	16,778	1,200,130
Express Scripts Holding Co. (a)	34,009	2,561,218
Laboratory Corp. of America Holdings (a)(e)	4,214	394,178
McKesson Corp.	12,772	2,261,283
UnitedHealth Group, Inc.	431	33,303
WellPoint, Inc.	13,758	1,246,337
		8,996,068
Health Care Technology - 0.0%
Cerner Corp. (a)(e)	397	24,364
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. (a)	1,561	92,739
Pharmaceuticals - 3.6%
AbbVie, Inc.	63,853	3,250,756
Allergan, Inc.	9,862	1,252,474
Bristol-Myers Squibb Co.	13,124	705,677
Eli Lilly & Co.	27,903	1,663,298
Johnson & Johnson	22,160	2,041,379
		8,913,584
TOTAL HEALTH CARE		35,901,412
INDUSTRIALS - 12.0%
Aerospace & Defense - 4.3%
Honeywell International, Inc.	10,363	978,682
Lockheed Martin Corp.	14,241	2,311,314
Northrop Grumman Corp.	10,763	1,302,646
Raytheon Co.	13,258	1,298,091
The Boeing Co.	27,879	3,594,161
United Technologies Corp.	11,218	1,312,730
		10,797,624
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	5,233	501,164
Airlines - 1.0%
Alaska Air Group, Inc.	8,831	765,118
Copa Holdings SA Class A	2,021	273,765
Southwest Airlines Co.	61,901	1,389,058
Spirit Airlines, Inc. (a)	1,160	65,517
		2,493,458
Building Products - 0.6%
A.O. Smith Corp.	4,253	211,374
Lennox International, Inc.	12,703	1,167,152
		1,378,526
Commercial Services & Supplies - 0.6%
Cintas Corp.	1,180	71,579
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pitney Bowes, Inc. (e)	52,046	$ 1,324,571
UniFirst Corp.	1,114	122,195
		1,518,345
Electrical Equipment - 1.3%
Emerson Electric Co.	23,988	1,565,457
EnerSys	11,232	797,921
Rockwell Automation, Inc.	7,578	930,882
		3,294,260
Industrial Conglomerates - 1.2%
3M Co.	23,067	3,107,817
Machinery - 1.1%
Graco, Inc.	6,497	506,961
Lincoln Electric Holdings, Inc.	10,911	817,998
Snap-On, Inc.	5,222	585,752
Toro Co.	9,792	648,524
WABCO Holdings, Inc. (a)	789	80,833
		2,640,068
Marine - 0.1%
Matson, Inc.	8,384	202,222
Professional Services - 0.3%
Manpower, Inc.	9,424	736,580
Road & Rail - 1.3%
Union Pacific Corp.	18,244	3,290,853
TOTAL INDUSTRIALS		29,960,917
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 3.3%
Cisco Systems, Inc.	54,050	1,178,290
Harris Corp.	17,547	1,295,320
Juniper Networks, Inc. (a)	46,390	1,240,469
QUALCOMM, Inc.	58,818	4,428,407
		8,142,486
Computers & Peripherals - 5.4%
Apple, Inc.	19,855	10,448,491
Hewlett-Packard Co.	3,518	105,118
NetApp, Inc.	26,090	1,054,297
SanDisk Corp.	8,592	638,386
Western Digital Corp.	14,286	1,242,739
		13,489,031
Electronic Equipment & Components - 0.7%
Dolby Laboratories, Inc. Class A (a)(e)	18,257	752,736
Zebra Technologies Corp. Class A (a)	15,966	1,101,494
		1,854,230
Internet Software & Services - 5.5%
eBay, Inc. (a)	10,883	639,594

	Shares	Value
Facebook, Inc. Class A (a)	55,752	$ 3,816,782
Google, Inc. Class A (a)	7,530	9,153,845
		13,610,221
IT Services - 7.0%
Accenture PLC Class A	1,544	128,692
Amdocs Ltd.	28,583	1,271,372
Booz Allen Hamilton Holding Corp. Class A	46,123	969,967
Broadridge Financial Solutions, Inc.	19,197	724,879
DST Systems, Inc.	13,946	1,310,645
FleetCor Technologies, Inc. (a)	11,297	1,467,819
IBM Corp.	19,102	3,537,117
Jack Henry & Associates, Inc.	22,018	1,279,906
MasterCard, Inc. Class A	44,010	3,420,457
Paychex, Inc.	34,908	1,457,758
Visa, Inc. Class A	7,717	1,743,579
		17,312,191
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	53,775	1,331,469
Micron Technology, Inc. (a)	10,411	251,842
Skyworks Solutions, Inc. (a)(e)	12,773	452,931
Texas Instruments, Inc.	502	22,570
		2,058,812
Software - 5.8%
Aspen Technology, Inc. (a)	10,276	482,458
CA Technologies, Inc.	18,968	635,428
Microsoft Corp.	228,843	8,766,975
Oracle Corp.	116,271	4,547,359
		14,432,220
TOTAL INFORMATION TECHNOLOGY		70,899,191
MATERIALS - 4.2%
Chemicals - 3.6%
E.I. du Pont de Nemours & Co.	3,926	261,550
International Flavors & Fragrances, Inc.	15,174	1,423,169
LyondellBasell Industries NV Class A	23,965	2,110,837
Monsanto Co.	2,750	302,555
NewMarket Corp. (e)	1,841	680,562
Sigma Aldrich Corp.	14,633	1,381,502
The Dow Chemical Co.	29,321	1,428,226
Westlake Chemical Corp. (e)	10,113	1,348,366
		8,936,767
Containers & Packaging - 0.6%
Packaging Corp. of America	20,221	1,473,909
TOTAL MATERIALS		10,410,676
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	129,298	$ 6,151,999
TOTAL COMMON STOCKS (Cost $186,507,820)		244,946,398
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.09% 6/26/14 (f) (Cost $99,970)	$ 100,000	99,982
Money Market Funds - 7.7%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (c)	3,308,598	3,308,598
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	15,756,050	15,756,050
TOTAL MONEY MARKET FUNDS (Cost $19,064,648)		19,064,648
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $205,672,438)	264,111,028
NET OTHER ASSETS (LIABILITIES) - (6.1)%	(15,255,556)
NET ASSETS - 100%	$ 248,855,472
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
41 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 3,808,080	$ 26,010

The face value of futures purchased as a percentage of net assets is 1.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $99,982.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 11,505
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 43,158,546	$ 43,158,546	$ -	$ -
Consumer Staples	23,358,414	23,358,414	-	-
Energy	8,969,865	8,969,865	-	-
Financials	16,135,378	16,135,378	-	-
Health Care	35,901,412	35,901,412	-	-
Industrials	29,960,917	29,960,917	-	-
Information Technology	70,899,191	70,899,191	-	-
Materials	10,410,676	10,410,676	-	-
Telecommunication Services	6,151,999	6,151,999	-	-
U.S. Government and Government Agency Obligations	99,982	-	99,982	-
Money Market Funds	19,064,648	19,064,648	-	-
Total Investments in Securities:	$ 264,111,028	$ 264,011,046	$ 99,982	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 26,010	$ 26,010	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 26,010	$ -
Total Value of Derivatives	$ 26,010	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Enhanced Index

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $15,330,473) - See accompanying schedule: Unaffiliated issuers (cost $189,916,388)	$ 248,354,978
Fidelity Central Funds (cost $15,756,050)	15,756,050
Total Investments (cost $205,672,438)		$ 264,111,028
Segregated cash with brokers for derivative instruments		78,014
Receivable for fund shares sold		267,384
Dividends receivable		421,715
Interest receivable		79
Distributions receivable from Fidelity Central Funds		849
Receivable for daily variation margin for derivative instruments		7,415
Total assets		264,886,484

Liabilities
Payable for fund shares redeemed	$ 184,612
Accrued management fee	60,234
Other affiliated payables	30,116
Collateral on securities loaned, at value	15,756,050
Total liabilities		16,031,012

Net Assets		$ 248,855,472
Net Assets consist of:
Paid in capital		$ 184,750,710
Undistributed net investment income		598,723
Accumulated undistributed net realized gain (loss) on investments		5,041,439
Net unrealized appreciation (depreciation) on investments		58,464,600
Net Assets, for 17,496,279 shares outstanding		$ 248,855,472
Net Asset Value, offering price and redemption price per share ($248,855,472 ÷ 17,496,279 shares)		$ 14.22

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 3,860,448
Interest		1,581
Income from Fidelity Central Funds		11,505
Total income		3,873,534

Expenses
Management fee	$ 624,443
Transfer agent fees	313,409
Independent trustees' compensation	2,376
Miscellaneous	386
Total expenses before reductions	940,614
Expense reductions	(5)	940,609
Net investment income (loss)		2,932,925
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,433,712
Futures contracts	642,976
Total net realized gain (loss)		15,076,688
Change in net unrealized appreciation (depreciation) on: Investment securities	34,795,727
Futures contracts	4,279
Total change in net unrealized appreciation (depreciation)		34,800,006
Net gain (loss)		49,876,694
Net increase (decrease) in net assets resulting from operations		$ 52,809,619

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,932,925	$ 2,903,760
Net realized gain (loss)	15,076,688	6,475,353
Change in net unrealized appreciation (depreciation)	34,800,006	5,009,598
Net increase (decrease) in net assets resulting from operations	52,809,619	14,388,711
Distributions to shareholders from net investment income	(2,727,604)	(2,493,084)
Distributions to shareholders from net realized gain	(11,225,870)	-
Total distributions	(13,953,474)	(2,493,084)
Share transactions Proceeds from sales of shares	86,268,044	80,543,311
Reinvestment of distributions	13,471,055	2,387,285
Cost of shares redeemed	(61,131,732)	(65,260,416)
Net increase (decrease) in net assets resulting from share transactions	38,607,367	17,670,180
Total increase (decrease) in net assets	77,463,512	29,565,807

Net Assets
Beginning of period	171,391,960	141,826,153
End of period (including undistributed net investment income of $598,723 and undistributed net investment income of $553,491, respectively)	$ 248,855,472	$ 171,391,960
Other Information Shares
Sold	6,581,361	7,227,786
Issued in reinvestment of distributions	1,027,084	217,076
Redeemed	(4,678,770)	(5,855,594)
Net increase (decrease)	2,929,675	1,589,268

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 10.93	$ 10.19	$ 8.44	$ 5.60
Income from Investment Operations
Net investment income (loss) B	.18	.20	.13	.11	.11
Net realized and unrealized gain (loss)	3.15	.81	.72	1.75	2.83
Total from investment operations	3.33	1.01	.85	1.86	2.94
Distributions from net investment income	(.17)	(.17)	(.11)	(.11)	(.10)
Distributions from net realized gain	(.71)	-	-	-	-
Total distributions	(.88)	(.17)	(.11)	(.11)	(.10)
Net asset value, end of period	$ 14.22	$ 11.77	$ 10.93	$ 10.19	$ 8.44
Total Return A	29.08%	9.36%	8.40%	22.14%	52.50%
Ratios to Average Net Assets C,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.41%	1.80%	1.30%	1.25%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 248,855	$ 171,392	$ 141,826	$ 68,115	$ 49,812
Portfolio turnover rate D	83%	87%	77%	80%	35% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Reflects adjustments to exclude transactions in money market mutual funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Large Cap Value Enhanced Index Fund	23.92%	22.13%	3.84%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Value Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000 Value Index performed over the same period.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Large Cap Value Enhanced Index Fund: For the year, the fund gained 23.92%, outpacing the 23.44% advance of its benchmark, the Russell 1000® Value Index. Relative to the index, the fund benefited from favorable security selection in the capital goods industry within the industrials sector, while our choices in the insurance group within financials proved detrimental. However, the fund meaningfully benefited from productive industry positioning. In particular, underweighting the lagging real estate group within financials added to our result, as did an allocation to the software & services group within information technology. Looking at individual stocks, the fund benefited the most from its position in Apollo Education Group, a for-profit provider of higher education and the parent company of the University of Phoenix. In a single day in October, Apollo saw its shares increase 28% - the company's biggest one-day gain ever - due to better-than-expected earnings and sales as a result of aggressive cost cutting. Another strong-performing investment was United Therapeutics, a drug maker whose shares were up sharply in December after the company - which was not in the benchmark - received permission from regulators to begin marketing the oral version of oreintram, its treatment for pulmonary arterial hypertension. Northrop Grumman also did very well, as the defense contractor turned in better-than-expected earnings despite reduced sales stemming from federal budget cutbacks. In contrast, the fund's biggest individual detractor was homebuilder PulteGroup, whose stock was up and down during the period but, in retrospect, we owned at the wrong times. Similarly, the fund did not own Micron Technology until July. This benchmark component saw its shares gain about 188% during the 12 months - a gain that, unfortunately, the fund missed for nearly all of the first half of the reporting period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.0	5.0
General Electric Co.	3.1	2.7
Johnson & Johnson	2.8	3.0
Wells Fargo & Co.	2.7	2.8
Pfizer, Inc.	2.6	2.3
Procter & Gamble Co.	2.5	2.0
Chevron Corp.	2.4	3.1
Berkshire Hathaway, Inc. Class B	2.4	2.8
JPMorgan Chase & Co.	2.4	2.7
Bank of America Corp.	2.4	2.2
	27.3
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	28.5
Health Care	15.1	14.0
Energy	12.3	12.9
Industrials	11.3	8.8
Information Technology	10.6	10.5
Consumer Discretionary	6.3	7.1
Consumer Staples	5.7	6.3
Utilities	4.1	4.3
Materials	2.3	2.3
Telecommunication Services	1.8	2.8

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.7%
Gentex Corp. (e)	12,772	$ 400,658
Lear Corp.	10,797	876,716
		1,277,374
Diversified Consumer Services - 1.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)(e)	28,221	940,606
Graham Holdings Co.	1,322	950,121
		1,890,727
Household Durables - 0.8%
PulteGroup, Inc.	14,826	311,198
Whirlpool Corp.	7,837	1,133,465
		1,444,663
Media - 2.6%
Comcast Corp. Class A	20,905	1,080,579
Morningstar, Inc.	2,213	185,140
Starz - Liberty Capital Series A (a)(e)	27,737	887,029
The Walt Disney Co.	18,398	1,486,742
Time Warner, Inc.	4,135	277,583
Viacom, Inc. Class B (non-vtg.)	9,368	821,855
		4,738,928
Specialty Retail - 0.4%
Bed Bath & Beyond, Inc. (a)	327	22,177
Home Depot, Inc.	8,051	660,424
		682,601
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	10,619	778,160
NIKE, Inc. Class B	5,877	460,169
		1,238,329
TOTAL CONSUMER DISCRETIONARY		11,272,622
CONSUMER STAPLES - 5.7%
Beverages - 0.2%
Dr. Pepper Snapple Group, Inc.	6,394	333,191
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	29,833	2,181,986
Food Products - 1.8%
Archer Daniels Midland Co.	33,335	1,353,401
Mondelez International, Inc.	8,370	284,831
Pilgrims Pride Corp. (a)	23,434	410,798
Tyson Foods, Inc. Class A	29,826	1,176,636
		3,225,666
Household Products - 2.5%
Procter & Gamble Co.	58,067	4,567,550
TOTAL CONSUMER STAPLES		10,308,393

	Shares	Value
ENERGY - 12.3%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	16,858	$ 1,066,774
Helmerich & Payne, Inc.	2,264	223,570
National Oilwell Varco, Inc.	9,702	747,442
Schlumberger Ltd.	3,880	360,840
		2,398,626
Oil, Gas & Consumable Fuels - 11.0%
Chevron Corp.	38,036	4,386,692
ConocoPhillips Co.	19,515	1,297,748
Exxon Mobil Corp.	75,036	7,223,714
HollyFrontier Corp.	22,535	1,026,920
Marathon Petroleum Corp.	16,237	1,363,908
Occidental Petroleum Corp.	6,171	595,625
Phillips 66 Co.	23,709	1,774,856
Valero Energy Corp.	28,382	1,361,768
Western Refining, Inc. (e)	21,247	774,453
		19,805,684
TOTAL ENERGY		22,204,310
FINANCIALS - 28.3%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	13,967	2,324,807
Morgan Stanley	48,031	1,479,355
SEI Investments Co.	10,523	353,257
TD Ameritrade Holding Corp. (e)	16,570	553,935
		4,711,354
Commercial Banks - 5.6%
Fifth Third Bancorp	50,162	1,088,265
Fulton Financial Corp. (e)	20,935	257,710
KeyCorp	77,656	1,022,730
PNC Financial Services Group, Inc.	12,309	1,006,630
Regions Financial Corp.	106,945	1,137,895
Synovus Financial Corp.	241	839
U.S. Bancorp	13,654	561,726
Wells Fargo & Co.	106,257	4,932,450
		10,008,245
Consumer Finance - 1.9%
American Express Co.	9,086	829,370
Capital One Financial Corp.	11,043	810,887
Discover Financial Services	20,918	1,200,275
SLM Corp.	26,008	622,632
		3,463,164
Diversified Financial Services - 9.3%
Bank of America Corp.	256,771	4,244,425
Berkshire Hathaway, Inc. Class B (a)	37,604	4,353,791
Citigroup, Inc.	60,918	2,962,442
JPMorgan Chase & Co.	75,776	4,305,592
The NASDAQ OMX Group, Inc.	23,479	901,359
		16,767,609
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 6.8%
ACE Ltd.	3,191	$ 312,303
Allstate Corp.	24,716	1,341,090
American Financial Group, Inc.	13,444	768,459
American International Group, Inc.	10,353	515,269
American National Insurance Co.	2,843	322,652
Aspen Insurance Holdings Ltd.	23,383	878,265
Axis Capital Holdings Ltd.	18,300	804,651
CNA Financial Corp.	6,027	250,060
CNO Financial Group, Inc.	5,862	107,040
First American Financial Corp.	6,157	165,870
Genworth Financial, Inc. Class A (a)	40,338	626,853
HCC Insurance Holdings, Inc.	5,544	243,382
PartnerRe Ltd.	9,165	906,235
Platinum Underwriters Holdings Ltd.	7,883	462,101
ProAssurance Corp.	12,217	555,385
StanCorp Financial Group, Inc. (e)	884	58,503
Symetra Financial Corp.	8,796	173,281
The Chubb Corp.	10,536	921,689
The Travelers Companies, Inc.	15,300	1,282,752
Unum Group	28,667	997,038
W.R. Berkley Corp.	14,044	579,175
		12,272,053
Real Estate Investment Trusts - 2.1%
Annaly Capital Management, Inc.	34,648	387,365
Chimera Investment Corp.	277,775	886,102
Corrections Corp. of America (e)	20,902	697,082
MFA Financial, Inc.	126,618	995,217
Public Storage	2,322	392,418
The Geo Group, Inc.	11,189	360,621
		3,718,805
TOTAL FINANCIALS		50,941,230
HEALTH CARE - 15.1%
Biotechnology - 0.5%
United Therapeutics Corp. (a)(e)	8,278	839,555
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	7,389	293,934
CareFusion Corp. (a)	24,536	994,444
Medtronic, Inc.	34,737	2,058,515
		3,346,893
Health Care Providers & Services - 3.5%
Cardinal Health, Inc.	17,537	1,254,422
Express Scripts Holding Co. (a)	13,736	1,034,458
McKesson Corp.	5,042	892,686
UnitedHealth Group, Inc.	21,861	1,689,199
WellPoint, Inc.	15,817	1,432,862
		6,303,627
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific, Inc.	13,888	1,729,612

	Shares	Value
Pharmaceuticals - 8.2%
AbbVie, Inc.	17,260	$ 878,707
Eli Lilly & Co.	29,908	1,782,816
Johnson & Johnson	55,859	5,145,731
Merck & Co., Inc.	41,467	2,363,204
Pfizer, Inc.	146,287	4,697,276
		14,867,734
TOTAL HEALTH CARE		27,087,421
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.3%
Alliant Techsystems, Inc.	1,256	169,296
Exelis, Inc.	9,510	194,289
General Dynamics Corp.	5,613	614,848
L-3 Communications Holdings, Inc.	9,721	1,121,803
Northrop Grumman Corp.	11,897	1,439,894
Raytheon Co.	15,806	1,547,565
The Boeing Co.	6,327	815,677
		5,903,372
Airlines - 1.3%
Alaska Air Group, Inc.	10,601	918,471
Copa Holdings SA Class A	1,847	250,195
Southwest Airlines Co.	55,304	1,241,022
		2,409,688
Commercial Services & Supplies - 0.8%
ADT Corp. (e)	7,403	227,346
Cintas Corp.	7,393	448,459
Pitney Bowes, Inc. (e)	1,697	43,189
UniFirst Corp.	6,409	703,003
		1,421,997
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	2,638	159,995
Industrial Conglomerates - 3.7%
3M Co.	8,130	1,095,355
General Electric Co.	218,186	5,557,197
		6,652,552
Machinery - 1.0%
AGCO Corp.	12,296	645,294
Caterpillar, Inc. (e)	1,191	115,491
IDEX Corp.	1,702	127,769
Trinity Industries, Inc.	14,198	1,019,558
		1,908,112
Professional Services - 0.6%
Manpower, Inc.	13,264	1,036,714
Road & Rail - 0.5%
Union Pacific Corp.	4,902	884,223
TOTAL INDUSTRIALS		20,376,653
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 2.7%
Brocade Communications Systems, Inc. (a)	99,788	$ 954,971
Cisco Systems, Inc.	137,722	3,002,340
Harris Corp.	253	18,676
Juniper Networks, Inc. (a)	2,613	69,872
QUALCOMM, Inc.	11,537	868,621
		4,914,480
Computers & Peripherals - 3.4%
Apple, Inc.	5,643	2,969,572
Hewlett-Packard Co.	61,727	1,844,403
Western Digital Corp.	13,966	1,214,902
		6,028,877
IT Services - 1.3%
Amdocs Ltd.	23,516	1,045,992
DST Systems, Inc.	9,262	870,443
Xerox Corp.	43,368	476,614
		2,393,049
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	60,160	1,489,562
Marvell Technology Group Ltd.	41,354	632,303
Micron Technology, Inc. (a)	33,834	818,444
		2,940,309
Software - 1.5%
Activision Blizzard, Inc.	52,427	1,014,462
CA Technologies, Inc.	30,681	1,027,814
Microsoft Corp.	17,572	673,183
		2,715,459
TOTAL INFORMATION TECHNOLOGY		18,992,174
MATERIALS - 2.3%
Chemicals - 2.3%
LyondellBasell Industries NV Class A	10,458	921,141
Sigma Aldrich Corp.	4,573	431,737
The Dow Chemical Co.	38,535	1,877,040
Westlake Chemical Corp. (e)	6,903	920,377
		4,150,295
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	74,684	2,384,660
Verizon Communications, Inc.	18,714	890,412
		3,275,072
UTILITIES - 4.1%
Electric Utilities - 1.6%
Duke Energy Corp.	6,485	459,657
Edison International	19,710	1,032,213
Entergy Corp.	10,995	701,701

	Shares	Value
Exelon Corp.	10,136	$ 308,236
Pinnacle West Capital Corp.	7,572	421,382
		2,923,189
Gas Utilities - 0.5%
UGI Corp.	22,041	985,012
Multi-Utilities - 1.6%
Alliant Energy Corp.	871	47,243
Ameren Corp.	13,483	544,848
CMS Energy Corp.	507	14,414
DTE Energy Co.	11,985	860,044
Public Service Enterprise Group, Inc.	33,427	1,225,434
Wisconsin Energy Corp.	4,187	184,061
		2,876,044
Water Utilities - 0.4%
American Water Works Co., Inc.	14,710	659,596
TOTAL UTILITIES		7,443,841
TOTAL COMMON STOCKS (Cost $141,255,378)		176,052,011
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.08% 5/29/14 to 7/24/14 (f) (Cost $249,921)	$ 250,000	249,952
Money Market Funds - 5.1%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (c)	3,201,450	3,201,450
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	6,031,043	6,031,043
TOTAL MONEY MARKET FUNDS (Cost $9,232,493)		9,232,493
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $150,737,792)	185,534,456
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(5,453,091)
NET ASSETS - 100%	$ 180,081,365
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
42 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 3,900,960	$ 135,920

The face value of futures purchased as a percentage of net assets is 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $249,952.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 6,505
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,272,622	$ 11,272,622	$ -	$ -
Consumer Staples	10,308,393	10,308,393	-	-
Energy	22,204,310	22,204,310	-	-
Financials	50,941,230	50,941,230	-	-
Health Care	27,087,421	27,087,421	-	-
Industrials	20,376,653	20,376,653	-	-
Information Technology	18,992,174	18,992,174	-	-
Materials	4,150,295	4,150,295	-	-
Telecommunication Services	3,275,072	3,275,072	-	-
Utilities	7,443,841	7,443,841	-	-
U.S. Government and Government Agency Obligations	249,952	-	249,952	-
Money Market Funds	9,232,493	9,232,493	-	-
Total Investments in Securities:	$ 185,534,456	$ 185,284,504	$ 249,952	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 135,920	$ 135,920	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 135,920	$ -
Total Value of Derivatives	$ 135,920	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $5,850,256) - See accompanying schedule: Unaffiliated issuers (cost $144,706,749)	$ 179,503,413
Fidelity Central Funds (cost $6,031,043)	6,031,043
Total Investments (cost $150,737,792)		$ 185,534,456
Receivable for fund shares sold		697,942
Dividends receivable		435,451
Interest receivable		105
Distributions receivable from Fidelity Central Funds		364
Receivable for daily variation margin for derivative instruments		7,431
Total assets		186,675,749

Liabilities
Payable for fund shares redeemed	$ 498,980
Accrued management fee	42,906
Other affiliated payables	21,454
Collateral on securities loaned, at value	6,031,044
Total liabilities		6,594,384

Net Assets		$ 180,081,365
Net Assets consist of:
Paid in capital		$ 142,686,566
Undistributed net investment income		565,906
Accumulated undistributed net realized gain (loss) on investments		1,896,309
Net unrealized appreciation (depreciation) on investments		34,932,584
Net Assets, for 17,631,100 shares outstanding		$ 180,081,365
Net Asset Value, offering price and redemption price per share ($180,081,365 ÷ 17,631,100 shares)		$ 10.21

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 3,434,896
Interest		1,747
Income from Fidelity Central Funds		6,505
Total income		3,443,148

Expenses
Management fee	$ 419,373
Transfer agent fees	210,483
Independent trustees' compensation	1,593
Miscellaneous	248
Total expenses before reductions	631,697
Expense reductions	(4)	631,693
Net investment income (loss)		2,811,455
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,361,928
Futures contracts	861,845
Total net realized gain (loss)		10,223,773
Change in net unrealized appreciation (depreciation) on: Investment securities	16,153,070
Futures contracts	(12,473)
Total change in net unrealized appreciation (depreciation)		16,140,597
Net gain (loss)		26,364,370
Net increase (decrease) in net assets resulting from operations		$ 29,175,825

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,811,455	$ 1,862,514
Net realized gain (loss)	10,223,773	4,128,067
Change in net unrealized appreciation (depreciation)	16,140,597	8,731,072
Net increase (decrease) in net assets resulting from operations	29,175,825	14,721,653
Distributions to shareholders from net investment income	(2,268,365)	(1,610,247)
Distributions to shareholders from net realized gain	(8,439,014)	(1,265,614)
Total distributions	(10,707,379)	(2,875,861)
Share transactions Proceeds from sales of shares	119,086,235	49,477,878
Reinvestment of distributions	10,328,295	2,776,149
Cost of shares redeemed	(74,541,681)	(28,713,291)
Net increase (decrease) in net assets resulting from share transactions	54,872,849	23,540,736
Total increase (decrease) in net assets	73,341,295	35,386,528

Net Assets
Beginning of period	106,740,070	71,353,542
End of period (including undistributed net investment income of $565,906 and undistributed net investment income of $440,579, respectively)	$ 180,081,365	$ 106,740,070
Other Information Shares
Sold	12,278,472	6,067,936
Issued in reinvestment of distributions	1,075,131	349,249
Redeemed	(7,731,742)	(3,584,294)
Net increase (decrease)	5,621,861	2,832,891

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 7.78	$ 7.92	$ 6.70	$ 4.59
Income from Investment Operations
Net investment income (loss) B	.20	.18	.15	.12	.13
Net realized and unrealized gain (loss)	1.87	1.21	.10	1.22	2.11
Total from investment operations	2.07	1.39	.25	1.34	2.24
Distributions from net investment income	(.16)	(.15)	(.13)	(.12)	(.13)
Distributions from net realized gain	(.59)	(.13)	(.26)	-	-
Total distributions	(.75)	(.28)	(.39)	(.12)	(.13)
Net asset value, end of period	$ 10.21	$ 8.89	$ 7.78	$ 7.92	$ 6.70
Total Return A	23.92%	18.38%	3.58%	20.15%	48.83%
Ratios to Average Net Assets C,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.01%	2.27%	2.04%	1.76%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,081	$ 106,740	$ 71,354	$ 85,123	$ 69,024
Portfolio turnover rate D	85%	76%	85%	83%	89% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Reflects adjustments to exclude transactions in money market mutual funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Large Cap Core Enhanced Index Fund	26.44%	22.21%	5.80%

A From April 19, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Core Enhanced Index Fund on April 19, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Large Cap Core Enhanced Index Fund: For the year, the fund gained 26.44%, outpacing its benchmark, the S&P 500® Index. Relative to the index, the fund benefited from favorable security selection in the capital goods industry within the industrials sector, and among health care equipment & services stocks. Our picks in the consumer staples sector also proved helpful, as did lacking much exposure to the underperforming real estate industry. In contrast, our stock choices in the energy sector, the retailing industry within consumer discretionary and the insurance group within financials all detracted. The biggest relative contributor was an out-of-index stake in Rite Aid, a drugstore chain whose shares were up by triple digits during the period. Most notably, Rite Aid's stock, which we bought in May, rose by 23% in a single day in September, thanks to higher sales and a more optimistic earnings forecast. Another strong-performing out-of-benchmark investment we established during the period was United Therapeutics, a drugmaker whose shares spiked sharply in December, after the company received permission from regulators to begin marketing the oral version of OrenitramTM, its treatment for pulmonary arterial hypertension. Defense contractors Northrop Grumman and Raytheon also saw stock price gains, as the companies turned in better-than-expected earnings despite reduced sales stemming from federal budget cutbacks. In contrast, the fund's biggest individual detractor was Delek US Holdings, an out-of-benchmark holding that, similar to other energy refiners, struggled amid declining refining margins. Untimely ownership of U.S. automaker Ford Motor and homebuilder PulteGroup also hurt. All of the detractors I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.2	3.5
Google, Inc. Class A	2.4	1.9
Microsoft Corp.	2.3	2.0
Exxon Mobil Corp.	2.1	3.1
Johnson & Johnson	2.0	2.1
Wells Fargo & Co.	1.8	1.8
Chevron Corp.	1.7	2.0
Verizon Communications, Inc.	1.7	0.6
JPMorgan Chase & Co.	1.6	1.8
Pfizer, Inc.	1.6	1.6
	20.4
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	19.5
Health Care	15.3	14.5
Financials	15.3	17.2
Industrials	12.3	8.5
Consumer Discretionary	11.1	13.9
Energy	8.1	8.5
Consumer Staples	7.5	10.1
Materials	4.3	2.2
Telecommunication Services	3.0	2.1
Utilities	1.5	1.3

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.2%
Lear Corp.	11,600	$ 941,920
Diversified Consumer Services - 0.3%
Graham Holdings Co.	1,707	1,226,821
Hotels, Restaurants & Leisure - 2.1%
Bally Technologies, Inc. (a)(e)	25,924	1,756,351
Las Vegas Sands Corp.	24,910	2,123,578
McDonald's Corp.	15,159	1,442,379
Starbucks Corp.	39,903	2,831,517
Wynn Resorts Ltd.	4,069	986,692
		9,140,517
Household Durables - 0.3%
Whirlpool Corp.	7,812	1,129,850
Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (a)	4,232	1,532,407
priceline.com, Inc. (a)	3,005	4,053,264
		5,585,671
Media - 3.7%
Comcast Corp. Class A	110,915	5,733,196
Morningstar, Inc.	4,861	406,671
Starz - Liberty Capital Series A (a)(e)	55,248	1,766,831
The Walt Disney Co.	66,708	5,390,673
Viacom, Inc. Class B (non-vtg.)	36,102	3,167,228
		16,464,599
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	19,062	1,044,026
Macy's, Inc.	11,968	692,468
		1,736,494
Specialty Retail - 2.1%
Bed Bath & Beyond, Inc. (a)	27,460	1,862,337
Home Depot, Inc.	53,039	4,350,789
TJX Companies, Inc.	53,178	3,268,320
		9,481,446
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	42,079	3,294,786
TOTAL CONSUMER DISCRETIONARY		49,002,104
CONSUMER STAPLES - 7.5%
Beverages - 1.2%
Dr. Pepper Snapple Group, Inc.	47,261	2,462,771
PepsiCo, Inc.	14,222	1,138,756
The Coca-Cola Co.	44,962	1,717,548
		5,319,075
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	60,221	4,404,564
Kroger Co.	16,746	702,327

	Shares	Value
Rite Aid Corp. (a)	50,820	$ 334,904
Wal-Mart Stores, Inc.	12,857	960,418
		6,402,213
Food Products - 1.7%
Archer Daniels Midland Co.	70,525	2,863,315
Kraft Foods Group, Inc.	41,386	2,287,404
Tyson Foods, Inc. Class A	63,053	2,487,441
		7,638,160
Household Products - 1.8%
Kimberly-Clark Corp.	14,790	1,632,077
Procter & Gamble Co.	81,989	6,449,255
		8,081,332
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A (e)	26,948	2,250,697
Tobacco - 0.8%
Altria Group, Inc.	63,269	2,294,134
Philip Morris International, Inc.	15,797	1,278,135
		3,572,269
TOTAL CONSUMER STAPLES		33,263,746
ENERGY - 8.1%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	27,343	2,542,899
Oil, Gas & Consumable Fuels - 7.5%
Chevron Corp.	65,399	7,542,467
ConocoPhillips Co.	729	48,479
EOG Resources, Inc.	566	107,212
Exxon Mobil Corp.	96,909	9,329,429
HollyFrontier Corp.	24,891	1,134,283
Marathon Petroleum Corp.	33,989	2,855,076
Occidental Petroleum Corp.	42,712	4,122,562
Phillips 66 Co.	46,383	3,472,231
Valero Energy Corp.	57,348	2,751,557
Western Refining, Inc. (e)	43,781	1,595,817
		32,959,113
TOTAL ENERGY		35,502,012
FINANCIALS - 15.3%
Capital Markets - 3.2%
Ameriprise Financial, Inc.	1,686	183,757
Franklin Resources, Inc.	14,182	755,192
Goldman Sachs Group, Inc.	24,179	4,024,595
Lazard Ltd. Class A	7,680	345,523
LPL Financial	12,804	687,319
Morgan Stanley	31,202	961,022
SEI Investments Co.	48,450	1,626,467
T. Rowe Price Group, Inc.	32,148	2,609,453
TD Ameritrade Holding Corp. (e)	24,353	814,121
Waddell & Reed Financial, Inc. Class A	33,306	2,321,428
		14,328,877
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 3.1%
Fifth Third Bancorp	4,901	$ 106,327
KeyCorp	169,263	2,229,194
PNC Financial Services Group, Inc.	13,948	1,140,667
Regions Financial Corp.	223,834	2,381,594
Wells Fargo & Co.	167,507	7,775,675
		13,633,457
Consumer Finance - 1.4%
American Express Co.	43,101	3,934,259
Discover Financial Services	29,516	1,693,628
SLM Corp.	26,194	627,084
		6,254,971
Diversified Financial Services - 5.4%
Bank of America Corp.	411,248	6,797,929
Berkshire Hathaway, Inc. Class B (a)	35,809	4,145,966
CBOE Holdings, Inc.	5,113	276,255
Citigroup, Inc.	36,863	1,792,648
JPMorgan Chase & Co.	126,285	7,175,514
MarketAxess Holdings, Inc.	5,116	302,049
McGraw Hill Financial, Inc.	34,053	2,712,662
The NASDAQ OMX Group, Inc.	11,174	428,970
		23,631,993
Insurance - 2.2%
American Financial Group, Inc.	4,523	258,535
Aspen Insurance Holdings Ltd.	49,328	1,852,760
Axis Capital Holdings Ltd.	2,080	91,458
Brown & Brown, Inc.	12,793	385,069
CNA Financial Corp.	1,670	69,288
PartnerRe Ltd.	836	82,664
Platinum Underwriters Holdings Ltd.	1,515	88,809
The Chubb Corp.	28,140	2,461,687
The Travelers Companies, Inc.	33,839	2,837,062
Torchmark Corp.	4,627	358,639
Unum Group	35,287	1,227,282
		9,713,253
TOTAL FINANCIALS		67,562,551
HEALTH CARE - 15.3%
Biotechnology - 4.4%
Alexion Pharmaceuticals, Inc. (a)	15,258	2,697,614
Amgen, Inc.	23,443	2,907,401
Biogen Idec, Inc. (a)	12,862	4,381,826
Celgene Corp. (a)	24,578	3,950,914
Gilead Sciences, Inc. (a)(e)	66,032	5,466,789
United Therapeutics Corp. (a)(e)	186	18,864
		19,423,408

	Shares	Value
Health Care Equipment & Supplies - 1.2%
CareFusion Corp. (a)	39,923	$ 1,618,079
Medtronic, Inc.	59,446	3,522,770
		5,140,849
Health Care Providers & Services - 2.6%
Aetna, Inc.	20,389	1,482,484
Cardinal Health, Inc.	39,295	2,810,771
McKesson Corp.	18,175	3,217,884
UnitedHealth Group, Inc.	13,467	1,040,595
WellPoint, Inc.	32,914	2,981,679
		11,533,413
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	22,109	2,753,455
Pharmaceuticals - 6.5%
AbbVie, Inc.	85,956	4,376,020
Bristol-Myers Squibb Co.	4,247	228,361
Eli Lilly & Co.	63,565	3,789,110
Forest Laboratories, Inc. (a)	6,225	607,373
Johnson & Johnson	97,707	9,000,769
Merck & Co., Inc.	63,730	3,631,973
Pfizer, Inc.	223,415	7,173,856
		28,807,462
TOTAL HEALTH CARE		67,658,587
INDUSTRIALS - 12.3%
Aerospace & Defense - 4.7%
Exelis, Inc.	37,814	772,540
General Dynamics Corp.	27,973	3,064,162
Honeywell International, Inc.	3,971	375,021
L-3 Communications Holdings, Inc.	18,641	2,151,171
Lockheed Martin Corp.	21,425	3,477,278
Northrop Grumman Corp.	25,276	3,059,154
Raytheon Co.	32,701	3,201,755
The Boeing Co.	33,925	4,373,611
United Technologies Corp.	3,786	443,038
		20,917,730
Air Freight & Logistics - 1.4%
FedEx Corp.	19,348	2,579,669
United Parcel Service, Inc. Class B	37,245	3,566,954
		6,146,623
Airlines - 1.1%
Copa Holdings SA Class A	3,500	474,110
Delta Air Lines, Inc.	52,544	1,744,986
Southwest Airlines Co.	125,764	2,822,144
		5,041,240
Building Products - 0.3%
Lennox International, Inc.	14,156	1,300,653
Commercial Services & Supplies - 0.6%
Cintas Corp.	10,336	626,982
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pitney Bowes, Inc. (e)	77,543	$ 1,973,469
UniFirst Corp.	2,111	231,556
		2,832,007
Electrical Equipment - 0.1%
AMETEK, Inc.	4,873	259,439
Industrial Conglomerates - 2.5%
3M Co.	30,325	4,085,687
General Electric Co.	265,851	6,771,225
		10,856,912
Machinery - 0.2%
Graco, Inc.	3,248	253,441
Toro Co.	3,185	210,943
WABCO Holdings, Inc. (a)	4,591	470,348
		934,732
Professional Services - 0.4%
Manpower, Inc.	22,617	1,767,745
Road & Rail - 1.0%
Union Pacific Corp.	24,012	4,331,285
TOTAL INDUSTRIALS		54,388,366
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 2.4%
Cisco Systems, Inc.	236,760	5,161,368
Harris Corp.	113	8,342
QUALCOMM, Inc.	72,929	5,490,824
		10,660,534
Computers & Peripherals - 4.5%
Apple, Inc.	26,735	14,069,025
Hewlett-Packard Co.	125,334	3,744,980
NetApp, Inc.	11,348	458,573
Western Digital Corp.	18,348	1,596,093
		19,868,671
Internet Software & Services - 3.5%
Facebook, Inc. Class A (a)	69,399	4,751,056
Google, Inc. Class A (a)	8,647	10,511,726
		15,262,782
IT Services - 3.9%
Amdocs Ltd.	51,013	2,269,058
Broadridge Financial Solutions, Inc.	35,455	1,338,781
DST Systems, Inc.	22,986	2,160,224
IBM Corp.	15,039	2,784,772
MasterCard, Inc. Class A	53,537	4,160,896
Paychex, Inc.	55,868	2,333,048
Visa, Inc. Class A	3,945	891,333
Xerox Corp.	125,258	1,376,585
		17,314,697

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	196,638	$ 4,868,757
Micron Technology, Inc. (a)	112,216	2,714,505
		7,583,262
Software - 4.4%
Activision Blizzard, Inc.	39,092	756,430
CA Technologies, Inc.	68,937	2,309,390
Microsoft Corp.	260,666	9,986,114
Oracle Corp.	144,127	5,636,807
Synopsys, Inc. (a)	14,869	600,708
		19,289,449
TOTAL INFORMATION TECHNOLOGY		89,979,395
MATERIALS - 4.3%
Chemicals - 3.8%
International Flavors & Fragrances, Inc.	25,422	2,384,329
LyondellBasell Industries NV Class A	36,765	3,238,261
PPG Industries, Inc.	14,245	2,817,946
Sigma Aldrich Corp.	21,064	1,988,652
The Dow Chemical Co.	77,992	3,798,990
The Scotts Miracle-Gro Co. Class A (e)	6,137	350,484
Westlake Chemical Corp.	16,471	2,196,078
		16,774,740
Containers & Packaging - 0.5%
Graphic Packaging Holding Co. (a)	24,541	251,300
Packaging Corp. of America	26,408	1,924,879
		2,176,179
Metals & Mining - 0.0%
Worthington Industries, Inc.	1,769	70,512
TOTAL MATERIALS		19,021,431
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	188,170	6,008,268
Verizon Communications, Inc.	155,457	7,396,644
		13,404,912
UTILITIES - 1.5%
Electric Utilities - 0.4%
Duke Energy Corp.	430	30,478
Edison International	19,812	1,037,554
Exelon Corp.	25,422	773,083
		1,841,115
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	24,497	334,384
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.0%
DTE Energy Co.	26,662	$ 1,913,265
Public Service Enterprise Group, Inc.	72,447	2,655,907
		4,569,172
TOTAL UTILITIES		6,744,671
TOTAL COMMON STOCKS (Cost $400,193,001)		436,527,775
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.08% 7/24/14 (f) (Cost $499,829)	$ 500,000	499,896
Money Market Funds - 3.8%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (c)	3,766,241	3,766,241
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	12,811,850	12,811,850
TOTAL MONEY MARKET FUNDS (Cost $16,578,091)		16,578,091
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $417,270,921)	453,605,762
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(11,832,563)
NET ASSETS - 100%	$ 441,773,199
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
52 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 4,829,760	$ 201,521
1 CME S&P 500 Index Contracts (United States)	March 2014	464,400	3,520
TOTAL EQUITY INDEX CONTRACTS		$ 5,294,160	$ 205,041

The face value of futures purchased as a percentage of net assets is 1.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $299,937.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 15,386
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 49,002,104	$ 49,002,104	$ -	$ -
Consumer Staples	33,263,746	33,263,746	-	-
Energy	35,502,012	35,502,012	-	-
Financials	67,562,551	67,562,551	-	-
Health Care	67,658,587	67,658,587	-	-
Industrials	54,388,366	54,388,366	-	-
Information Technology	89,979,395	89,979,395	-	-
Materials	19,021,431	19,021,431	-	-
Telecommunication Services	13,404,912	13,404,912	-	-
Utilities	6,744,671	6,744,671	-	-
U.S. Government and Government Agency Obligations	499,896	-	499,896	-
Money Market Funds	16,578,091	16,578,091	-	-
Total Investments in Securities:	$ 453,605,762	$ 453,105,866	$ 499,896	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 205,041	$ 205,041	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 205,041	$ -
Total Value of Derivatives	$ 205,041	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $12,459,155) - See accompanying schedule: Unaffiliated issuers (cost $404,459,071)	$ 440,793,912
Fidelity Central Funds (cost $12,811,850)	12,811,850
Total Investments (cost $417,270,921)		$ 453,605,762
Receivable for fund shares sold		773,224
Dividends receivable		954,367
Interest receivable		264
Distributions receivable from Fidelity Central Funds		614
Receivable for daily variation margin for derivative instruments		10,375
Total assets		455,344,606

Liabilities
Payable for fund shares redeemed	$ 599,053
Accrued management fee	107,004
Other affiliated payables	53,500
Collateral on securities loaned, at value	12,811,850
Total liabilities		13,571,407

Net Assets		$ 441,773,199
Net Assets consist of:
Paid in capital		$ 417,550,804
Undistributed net investment income		1,034,389
Accumulated undistributed net realized gain (loss) on investments		(13,351,876)
Net unrealized appreciation (depreciation) on investments		36,539,882
Net Assets, for 39,095,638 shares outstanding		$ 441,773,199
Net Asset Value, offering price and redemption price per share ($441,773,199 ÷ 39,095,638 shares)		$ 11.30

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 4,975,063
Interest		2,504
Income from Fidelity Central Funds		15,386
Total income		4,992,953

Expenses
Management fee	$ 708,097
Transfer agent fees	352,964
Independent trustees' compensation	2,576
Interest	2,105
Miscellaneous	413
Total expenses before reductions	1,066,155
Expense reductions	(18)	1,066,137
Net investment income (loss)		3,926,816
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,326,593
Futures contracts	699,134
Total net realized gain (loss)		20,025,727
Change in net unrealized appreciation (depreciation) on: Investment securities	24,639,157
Futures contracts	211,606
Total change in net unrealized appreciation (depreciation)		24,850,763
Net gain (loss)		44,876,490
Net increase (decrease) in net assets resulting from operations		$ 48,803,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,926,816	$ 4,941,579
Net realized gain (loss)	20,025,727	11,950,985
Change in net unrealized appreciation (depreciation)	24,850,763	9,631,714
Net increase (decrease) in net assets resulting from operations	48,803,306	26,524,278
Distributions to shareholders from net investment income	(3,668,730)	(4,152,614)
Distributions to shareholders from net realized gain	(26,223,165)	(1,162,732)
Total distributions	(29,891,895)	(5,315,346)
Share transactions Proceeds from sales of shares	343,600,256	52,970,505
Reinvestment of distributions	27,812,729	5,061,436
Cost of shares redeemed	(157,226,426)	(132,790,409)
Net increase (decrease) in net assets resulting from share transactions	214,186,559	(74,758,468)
Total increase (decrease) in net assets	233,097,970	(53,549,536)

Net Assets
Beginning of period	208,675,229	262,224,765
End of period (including undistributed net investment income of $1,034,389 and undistributed net investment income of $1,427,838, respectively)	$ 441,773,199	$ 208,675,229
Other Information Shares
Sold	30,726,909	5,322,241
Issued in reinvestment of distributions	2,592,207	509,712
Redeemed	(13,726,993)	(13,418,567)
Net increase (decrease)	19,592,123	(7,586,614)

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.70	$ 9.68	$ 9.09	$ 7.69	$ 5.27
Income from Investment Operations
Net investment income (loss) B	.19	.21	.14	.13	.12
Net realized and unrealized gain (loss)	2.45	1.03	.48	1.42	2.43
Total from investment operations	2.64	1.24	.62	1.55	2.55
Distributions from net investment income	(.27)	(.18)	(.03)	(.15)	(.13)
Distributions from net realized gain	(1.77)	(.05)	-	-	-
Total distributions	(2.04)	(.22) G	(.03)	(.15)	(.13)
Net asset value, end of period	$ 11.30	$ 10.70	$ 9.68	$ 9.09	$ 7.69
Total Return A	26.44%	13.03%	6.78%	20.25%	48.52%
Ratios to Average Net Assets C,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.67%	2.08%	1.53%	1.58%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 441,773	$ 208,675	$ 262,225	$ 968,646	$ 1,006,185
Portfolio turnover rate D	125%	85%	104%	64%	60% H

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Total distributions of $0.22 per share is comprised of distributions from net investment income of $0.175 and distributions from net realized gain of $.049 per share.

H Reflects adjustment to exclude transactions in money market mutual funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Mid Cap Enhanced Index Fund	30.97%	26.83%	8.95%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Mid Cap Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Mid Cap Enhanced Index Fund: For the year, the fund gained 30.97%, outpacing the 29.11% advance of its benchmark, the Russell Midcap® Index. Relative to the index, the fund benefited from strong security selection, especially in the industrials and health care sectors. However, our picks were subpar in energy and consumer discretionary. Within financials, underweighting the lagging real estate industry more than offset weak stock picking in the insurance group. Looking at individual stocks, the fund's top relative contributor was an out-of-index stake in Rite Aid, a drugstore chain whose shares were up by triple digits during the period. Most notably, Rite Aid's stock rose by 23% in a single day in September, thanks to higher sales and a more-optimistic earnings forecast. Also adding value was Alliant Techsystems, which, like many other defense contractors, enjoyed very good performance during the period - somewhat unusually, given cutbacks in the federal budget. Alliant's stock, in fact, finished the period at a record high. Casino gaming company Wynn Resorts was another strong performer. In January, the company reported better-than-expected earnings, resulting in large part from strong financial performance in its largest market, Macau. On the negative side, our investment models recommended against owning a position in Tesla Motors, a maker of electric luxury vehicles and a benchmark member. In retrospect, this decision did not work out well - Tesla's shares were up roughly sevenfold, as the company turned in strong revenue growth and benefited from investors' optimism about future demand. Meanwhile, an overweighting in energy refiner Tesoro proved detrimental. It was a difficult period for this industry, as declining refining margins cut into earnings and weighed on companies' share prices, including Tesoro's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Alexion Pharmaceuticals, Inc.	1.1	0.0
Delta Air Lines, Inc.	1.0	0.3
Cardinal Health, Inc.	0.9	0.8
Micron Technology, Inc.	0.9	0.7
Intuit, Inc.	0.9	0.5
Macy's, Inc.	0.9	0.7
Wynn Resorts Ltd.	0.9	0.7
Delphi Automotive PLC	0.9	0.8
IntercontinentalExchange Group, Inc.	0.9	0.0
McGraw Hill Financial, Inc.	0.8	0.8
	9.2
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	20.5
Consumer Discretionary	17.5	18.5
Information Technology	15.6	15.1
Industrials	15.2	10.6
Health Care	11.2	12.1
Consumer Staples	7.1	7.5
Materials	4.9	3.8
Energy	4.7	4.9
Utilities	3.8	5.1

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 3.2%
Allison Transmission Holdings, Inc.	9,278	$ 276,299
BorgWarner, Inc.	28,882	1,774,799
Delphi Automotive PLC	35,205	2,343,597
Gentex Corp. (e)	36,693	1,151,059
Lear Corp.	20,191	1,639,509
TRW Automotive Holdings Corp. (a)(e)	18,228	1,500,529
		8,685,792
Diversified Consumer Services - 0.7%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)(e)	13,600	453,288
Graham Holdings Co.	2,173	1,561,735
		2,015,023
Hotels, Restaurants & Leisure - 2.4%
Bally Technologies, Inc. (a)(e)	20,296	1,375,054
International Game Technology	63,053	951,470
Wyndham Worldwide Corp.	24,463	1,782,863
Wynn Resorts Ltd.	9,876	2,394,831
		6,504,218
Household Durables - 0.7%
Whirlpool Corp.	13,197	1,908,682
Internet & Catalog Retail - 1.4%
Liberty Interactive Corp.:
(Venture Group) Series A (a)	6,839	974,626
Series A (a)	51,796	1,512,443
Netflix, Inc. (a)	2,957	1,317,728
		3,804,797
Leisure Equipment & Products - 0.6%
Mattel, Inc.	20	746
Polaris Industries, Inc.	12,792	1,714,512
		1,715,258
Media - 1.5%
Morningstar, Inc.	15,109	1,264,019
Starz - Liberty Capital Series A (a)	49,093	1,569,994
Viacom, Inc. Class B (non-vtg.)	15,387	1,349,902
		4,183,915
Multiline Retail - 1.7%
Dollar General Corp. (a)	36,598	2,192,220
Macy's, Inc.	41,429	2,397,082
		4,589,302
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc. (a)	1,728	117,193
Best Buy Co., Inc.	42,738	1,138,113
GameStop Corp. Class A (e)	31,963	1,192,540
Gap, Inc.	45,599	1,994,956
GNC Holdings, Inc.	27,299	1,269,949
O'Reilly Automotive, Inc. (a)	13,890	2,095,307
Ross Stores, Inc.	26,450	1,925,560
		9,733,618

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.7%
Coach, Inc.	14,708	$ 717,897
Fossil Group, Inc. (a)	13,122	1,507,849
Hanesbrands, Inc.	22,479	1,647,261
VF Corp.	10,093	591,349
		4,464,356
TOTAL CONSUMER DISCRETIONARY		47,604,961
CONSUMER STAPLES - 7.1%
Beverages - 0.7%
Dr. Pepper Snapple Group, Inc.	34,962	1,821,870
Food & Staples Retailing - 1.0%
Kroger Co.	37,348	1,566,375
Rite Aid Corp. (a)	172,455	1,136,478
		2,702,853
Food Products - 3.9%
Archer Daniels Midland Co.	32,901	1,335,781
Hormel Foods Corp.	34,904	1,656,195
Mead Johnson Nutrition Co. Class A	25,388	2,070,391
Pilgrims Pride Corp. (a)(e)	38,600	676,658
The Hershey Co.	18,536	1,961,480
Tyson Foods, Inc. Class A	47,391	1,869,575
WhiteWave Foods Co. (a)	35,686	1,009,914
		10,579,994
Household Products - 0.9%
Church & Dwight Co., Inc. (e)	16,012	1,088,496
Energizer Holdings, Inc.	15,346	1,493,780
		2,582,276
Personal Products - 0.6%
Nu Skin Enterprises, Inc. Class A	20,259	1,692,032
TOTAL CONSUMER STAPLES		19,379,025
ENERGY - 4.7%
Energy Equipment & Services - 1.9%
Dril-Quip, Inc. (a)	14,160	1,523,050
Helmerich & Payne, Inc.	19,363	1,912,096
Oceaneering International, Inc.	22,247	1,592,440
		5,027,586
Oil, Gas & Consumable Fuels - 2.8%
Cabot Oil & Gas Corp.	34,000	1,190,000
CVR Energy, Inc.	56	2,204
HollyFrontier Corp.	37,265	1,698,166
Marathon Petroleum Corp.	15,456	1,298,304
Tesoro Corp.	29,526	1,506,121
Valero Energy Corp.	25,716	1,233,854
Western Refining, Inc. (e)	19,987	728,526
		7,657,175
TOTAL ENERGY		12,684,761
Common Stocks - continued
	Shares	Value
FINANCIALS - 19.0%
Capital Markets - 3.4%
American Capital Ltd. (a)	64	$ 996
Ameriprise Financial, Inc.	41	4,469
Artisan Partners Asset Management, Inc.	30	1,895
Lazard Ltd. Class A	35,120	1,580,049
LPL Financial	26,667	1,431,485
SEI Investments Co.	45,150	1,515,686
T. Rowe Price Group, Inc.	27,665	2,245,568
TD Ameritrade Holding Corp. (e)	24,860	831,070
Waddell & Reed Financial, Inc. Class A	24,160	1,683,952
		9,295,170
Commercial Banks - 2.2%
Fifth Third Bancorp	99,903	2,167,396
KeyCorp	142,084	1,871,246
Popular, Inc. (a)	6,086	173,999
Regions Financial Corp.	171,378	1,823,462
		6,036,103
Consumer Finance - 1.1%
Discover Financial Services	22,997	1,319,568
SLM Corp.	69,092	1,654,062
		2,973,630
Diversified Financial Services - 4.3%
CBOE Holdings, Inc.	28,704	1,550,877
ING U.S., Inc.	16,493	591,604
IntercontinentalExchange Group, Inc.	11,219	2,342,976
McGraw Hill Financial, Inc.	28,818	2,295,642
Moody's Corp.	25,319	2,000,201
MSCI, Inc. Class A (a)(e)	35,474	1,550,569
The NASDAQ OMX Group, Inc.	33,728	1,294,818
		11,626,687
Insurance - 3.6%
American International Group, Inc. warrants 1/19/21 (a)	574	10,958
Aspen Insurance Holdings Ltd.	35,880	1,347,653
Axis Capital Holdings Ltd.	32,101	1,411,481
Brown & Brown, Inc.	61	1,836
HCC Insurance Holdings, Inc.	31,572	1,386,011
PartnerRe Ltd.	15,311	1,513,952
ProAssurance Corp.	30,069	1,366,937
Torchmark Corp.	12,128	940,041
Unum Group	50,349	1,751,138
		9,730,007
Real Estate Investment Trusts - 4.1%
Annaly Capital Management, Inc.	168,485	1,883,662
BRE Properties, Inc.	2,213	136,697
Chimera Investment Corp.	462,923	1,476,724
Corrections Corp. of America (e)	42,677	1,423,278
Equity Lifestyle Properties, Inc.	7,256	292,054
Extra Space Storage, Inc.	34,935	1,715,309

	Shares	Value
General Growth Properties, Inc.	7,349	$ 161,825
MFA Financial, Inc.	188,836	1,484,251
Public Storage	8,358	1,412,502
Rayonier, Inc.	8,268	389,340
Retail Properties America, Inc.	21,188	295,361
Weyerhaeuser Co.	13,521	399,005
		11,070,008
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	22,808	853,932
TOTAL FINANCIALS		51,585,537
HEALTH CARE - 11.2%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (a)	16,698	2,952,202
United Therapeutics Corp. (a)(e)	15,046	1,525,965
		4,478,167
Health Care Equipment & Supplies - 3.1%
C.R. Bard, Inc.	13,284	1,915,021
CareFusion Corp. (a)	41,643	1,687,791
Hill-Rom Holdings, Inc.	30,652	1,159,565
St. Jude Medical, Inc.	33,006	2,221,964
Zimmer Holdings, Inc.	13,851	1,299,778
		8,284,119
Health Care Providers & Services - 3.7%
AmerisourceBergen Corp.	29,242	1,984,070
Cardinal Health, Inc.	35,617	2,547,684
Humana, Inc.	16,590	1,865,711
McKesson Corp.	7,449	1,318,845
Omnicare, Inc.	9,270	546,003
Quest Diagnostics, Inc.	30	1,590
VCA Antech, Inc. (a)	14,772	457,489
WellPoint, Inc.	15,024	1,361,024
		10,082,416
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	38,107	2,169,432
Pharmaceuticals - 2.0%
Actavis PLC (a)	1,527	337,192
Allergan, Inc.	3,120	396,240
Forest Laboratories, Inc. (a)	11,953	1,166,254
Jazz Pharmaceuticals PLC (a)	10,823	1,644,501
Zoetis, Inc. Class A	64,148	1,989,871
		5,534,058
TOTAL HEALTH CARE		30,548,192
INDUSTRIALS - 15.2%
Aerospace & Defense - 3.7%
Alliant Techsystems, Inc.	11,574	1,560,059
Exelis, Inc.	74,614	1,524,364
Hexcel Corp. (a)	18,266	821,970
Huntington Ingalls Industries, Inc.	14,490	1,468,272
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	15,869	$ 1,831,283
Northrop Grumman Corp.	11,062	1,338,834
Raytheon Co.	13,825	1,353,606
Spirit AeroSystems Holdings, Inc. Class A (a)	9,988	287,954
		10,186,342
Airlines - 3.4%
Alaska Air Group, Inc.	19,587	1,697,018
Copa Holdings SA Class A	11,085	1,501,574
Delta Air Lines, Inc.	82,378	2,735,773
Southwest Airlines Co.	97,328	2,184,040
Spirit Airlines, Inc. (a)	20,337	1,148,634
		9,267,039
Building Products - 0.7%
A.O. Smith Corp.	8,357	415,343
Lennox International, Inc.	16,772	1,541,011
		1,956,354
Commercial Services & Supplies - 0.7%
ADT Corp. (e)	4,648	142,740
Cintas Corp. (e)	4,243	257,380
Pitney Bowes, Inc. (e)	59,718	1,519,823
		1,919,943
Construction & Engineering - 0.1%
AECOM Technology Corp. (a)	5,567	177,810
Electrical Equipment - 1.5%
AMETEK, Inc.	36,099	1,921,911
Rockwell Automation, Inc.	17,388	2,135,942
		4,057,853
Machinery - 4.5%
AGCO Corp. (e)	28,492	1,495,260
Crane Co.	50	3,571
Dover Corp.	13,690	1,290,967
Graco, Inc.	20,511	1,600,473
IDEX Corp.	21,601	1,621,587
Lincoln Electric Holdings, Inc.	20,395	1,529,013
Parker Hannifin Corp.	4,235	510,529
Snap-On, Inc.	14,496	1,626,016
Toro Co.	13,476	892,515
WABCO Holdings, Inc. (a)	16,090	1,648,421
		12,218,352
Professional Services - 0.6%
Manpower, Inc.	20,465	1,599,544
Towers Watson & Co.	10	1,091
		1,600,635
TOTAL INDUSTRIALS		41,384,328

	Shares	Value
INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.2%
Brocade Communications Systems, Inc. (a)	160,726	$ 1,538,148
Harris Corp.	23,232	1,714,986
		3,253,134
Computers & Peripherals - 2.5%
Lexmark International, Inc. Class A	11,402	480,480
NetApp, Inc.	47,703	1,927,678
SanDisk Corp.	28,234	2,097,786
Western Digital Corp.	25,512	2,219,289
		6,725,233
Electronic Equipment & Components - 0.5%
Ingram Micro, Inc. Class A (a)	14,176	417,483
Zebra Technologies Corp. Class A (a)	14,840	1,023,812
		1,441,295
IT Services - 4.5%
Amdocs Ltd.	38,652	1,719,241
Booz Allen Hamilton Holding Corp. Class A	34,302	721,371
Broadridge Financial Solutions, Inc.	27,265	1,029,526
Computer Sciences Corp.	15	948
DST Systems, Inc.	15,452	1,452,179
FleetCor Technologies, Inc. (a)	14,435	1,875,540
Genpact Ltd. (a)	10,357	172,755
Jack Henry & Associates, Inc.	13,482	783,709
Paychex, Inc.	46,207	1,929,604
The Western Union Co.	34,575	578,440
Xerox Corp.	176,811	1,943,153
		12,206,466
Semiconductors & Semiconductor Equipment - 2.7%
Avago Technologies Ltd.	4,292	264,816
Marvell Technology Group Ltd.	108,217	1,654,638
Micron Technology, Inc. (a)	103,101	2,494,013
NVIDIA Corp.	57,736	1,061,188
Skyworks Solutions, Inc. (a)(e)	50,105	1,776,723
		7,251,378
Software - 4.2%
Activision Blizzard, Inc.	82,892	1,603,960
ANSYS, Inc. (a)	8,827	737,231
Aspen Technology, Inc. (a)	26,213	1,230,700
CA Technologies, Inc.	54,827	1,836,705
Intuit, Inc.	31,228	2,440,468
Symantec Corp.	92,996	1,997,554
Synopsys, Inc. (a)	38,758	1,565,823
		11,412,441
TOTAL INFORMATION TECHNOLOGY		42,289,947
Common Stocks - continued
	Shares	Value
MATERIALS - 4.9%
Chemicals - 4.0%
CF Industries Holdings, Inc.	85	$ 21,327
Eastman Chemical Co.	21,583	1,887,002
International Flavors & Fragrances, Inc.	18,258	1,712,418
LyondellBasell Industries NV Class A	16,043	1,413,067
NewMarket Corp. (e)	4,150	1,534,131
Sigma Aldrich Corp.	19,182	1,810,973
The Scotts Miracle-Gro Co. Class A (e)	15,200	868,072
Westlake Chemical Corp. (e)	11,872	1,582,894
		10,829,884
Containers & Packaging - 0.7%
Avery Dennison Corp.	1,431	71,292
Graphic Packaging Holding Co. (a)	52	532
Packaging Corp. of America	23,938	1,744,841
		1,816,665
Metals & Mining - 0.2%
Reliance Steel & Aluminum Co.	7,681	532,140
TOTAL MATERIALS		13,178,689
UTILITIES - 3.8%
Electric Utilities - 0.2%
Edison International	4,795	251,114
Pinnacle West Capital Corp.	3,955	220,096
		471,210
Gas Utilities - 0.4%
UGI Corp.	23,540	1,052,003
Independent Power Producers & Energy Traders - 0.6%
The AES Corp.	118,794	1,621,538
Multi-Utilities - 2.0%
Alliant Energy Corp.	50	2,712
CMS Energy Corp.	5,879	167,140
DTE Energy Co.	27,163	1,949,217
Public Service Enterprise Group, Inc.	60,354	2,212,578
Wisconsin Energy Corp.	28,243	1,241,562
		5,573,209
Water Utilities - 0.6%
American Water Works Co., Inc.	36,377	1,631,145
TOTAL UTILITIES		10,349,105
TOTAL COMMON STOCKS (Cost $223,447,755)		269,004,545
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.08% 5/29/14 (f) (Cost $299,938)	$ 300,000	299,964
Money Market Funds - 8.4%
	Shares	Value
Dreyfus Cash Management Institutional Shares, 0.10% (c)	2,435,840	$ 2,435,840
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	20,295,315	20,295,315
TOTAL MONEY MARKET FUNDS (Cost $22,731,155)		22,731,155
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $246,478,848)	292,035,664
NET OTHER ASSETS (LIABILITIES) - (7.5)%	(20,361,312)
NET ASSETS - 100%	$ 271,674,352
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
19 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2014	$ 2,610,980	$ 41,230

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,984.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 33,613
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 47,604,961	$ 47,604,961	$ -	$ -
Consumer Staples	19,379,025	19,379,025	-	-
Energy	12,684,761	12,684,761	-	-
Financials	51,585,537	51,585,537	-	-
Health Care	30,548,192	30,548,192	-	-
Industrials	41,384,328	41,384,328	-	-
Information Technology	42,289,947	42,289,947	-	-
Materials	13,178,689	13,178,689	-	-
Utilities	10,349,105	10,349,105	-	-
U.S. Government and Government Agency Obligations	299,964	-	299,964	-
Money Market Funds	22,731,155	22,731,155	-	-
Total Investments in Securities:	$ 292,035,664	$ 291,735,700	$ 299,964	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 41,230	$ 41,230	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 41,230	$ -
Total Value of Derivatives	$ 41,230	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $19,889,362) - See accompanying schedule: Unaffiliated issuers (cost $226,183,533)	$ 271,740,349
Fidelity Central Funds (cost $20,295,315)	20,295,315
Total Investments (cost $246,478,848)		$ 292,035,664
Receivable for investments sold		146,177
Receivable for fund shares sold		487,631
Dividends receivable		328,829
Interest receivable		32
Distributions receivable from Fidelity Central Funds		1,046
Receivable for daily variation margin for derivative instruments		3,800
Total assets		293,003,179

Liabilities
Payable for fund shares redeemed	$ 901,779
Accrued management fee	98,800
Other affiliated payables	32,933
Collateral on securities loaned, at value	20,295,315
Total liabilities		21,328,827

Net Assets		$ 271,674,352
Net Assets consist of:
Paid in capital		$ 212,159,093
Undistributed net investment income		368,966
Accumulated undistributed net realized gain (loss) on investments		13,548,247
Net unrealized appreciation (depreciation) on investments		45,598,046
Net Assets, for 19,976,169 shares outstanding		$ 271,674,352
Net Asset Value, offering price and redemption price per share ($271,674,352 ÷ 19,976,169 shares)		$ 13.60

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 4,270,582
Interest		2,954
Income from Fidelity Central Funds		33,613
Total income		4,307,149

Expenses
Management fee	$ 1,050,699
Transfer agent fees	351,119
Independent trustees' compensation	2,658
Miscellaneous	380
Total expenses before reductions	1,404,856
Expense reductions	(23)	1,404,833
Net investment income (loss)		2,902,316
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,056,217
Futures contracts	1,059,523
Total net realized gain (loss)		28,115,740
Change in net unrealized appreciation (depreciation) on: Investment securities	31,454,408
Futures contracts	(101,368)
Total change in net unrealized appreciation (depreciation)		31,353,040
Net gain (loss)		59,468,780
Net increase (decrease) in net assets resulting from operations		$ 62,371,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Enhanced Index Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,902,316	$ 1,438,276
Net realized gain (loss)	28,115,740	3,806,329
Change in net unrealized appreciation (depreciation)	31,353,040	6,452,442
Net increase (decrease) in net assets resulting from operations	62,371,096	11,697,047
Distributions to shareholders from net investment income	(2,628,221)	(1,338,905)
Distributions to shareholders from net realized gain	(11,600,638)	(1,032,505)
Total distributions	(14,228,859)	(2,371,410)
Share transactions Proceeds from sales of shares	215,726,408	62,334,770
Reinvestment of distributions	13,509,070	2,289,379
Cost of shares redeemed	(133,847,136)	(24,883,399)
Net increase (decrease) in net assets resulting from share transactions	95,388,342	39,740,750
Redemption fees	13,605	2,311
Total increase (decrease) in net assets	143,544,184	49,068,698
Net Assets
Beginning of period	128,130,168	79,061,470
End of period (including undistributed net investment income of $368,966 and undistributed net investment income of $209,469, respectively)	$ 271,674,352	$ 128,130,168
Other Information Shares
Sold	17,672,910	5,905,950
Issued in reinvestment of distributions	1,086,837	235,166
Redeemed	(10,461,161)	(2,543,261)
Net increase (decrease)	8,298,586	3,597,855

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 9.79	$ 10.28	$ 8.33	$ 5.12
Income from Investment Operations
Net investment income (loss) B	.15	.18	.10	.10	.09
Net realized and unrealized gain (loss)	3.17	1.30	.05	2.30	3.20
Total from investment operations	3.32	1.48	.15	2.40	3.29
Distributions from net investment income	(.12)	(.17)	(.07)	(.10)	(.08)
Distributions from net realized gain	(.57)	(.13)	(.58)	(.35)	-
Total distributions	(.69)	(.30)	(.64) H	(.45)	(.08)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 13.60	$ 10.97	$ 9.79	$ 10.28	$ 8.33
Total Return A	30.97%	15.57%	1.91%	29.44%	64.37%
Ratios to Average Net Assets C,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	1.24%	1.80%	1.03%	1.16%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 271,674	$ 128,130	$ 79,061	$ 62,104	$ 33,617
Portfolio turnover rate D	128%	99%	92%	59%	80% I

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.64 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.575 per share.

I Reflects adjustments to exclude transactions in money market mutual funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Small Cap Enhanced Index Fund	29.35%	26.42%	8.87%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with Smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain, for example. On the other hand, both cyclical and defensive stocks had representation in the top-performing industry sectors: returns were highest in health care and consumer discretionary; lowest in utilities and telecommunication services. From a macroeconomic perspective, data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Small Cap Enhanced Index Fund: For the year, the fund gained 29.35%, lagging the benchmark Russell 2000® Index. Relative to the index, the fund was hampered by disappointing security selection in the energy and financials sectors. The fund's three biggest detractors were energy stocks, two of which - Alon USA Energy and Delek US Holdings - were oil refiners. It was a difficult period for this industry, as declining refining margins cut into earnings and weighed on companies' share prices. Also detracting was Hercules Offshore, an offshore energy driller whose stock began dropping in the fall, a move that accelerated in January 2014 when the company received a ratings downgrade from an influential analyst firm. We sold Hercules in February. Because small-cap companies tend to be less widely followed, a single downgrade can have a disproportionate impact on a stock's near-term results. Also of note, a significant underweighting in the pharmaceuticals, biotechnology & life sciences industry within health care meaningfully detracted. On the positive side, our stock picking in the industrials and consumer staples sectors proved strong. Elsewhere, untimely ownership of AVG Technologies, a Dutch maker of antivirus and Internet security products, also detracted. On the positive side, the fund's biggest contributor was Rite Aid, a drugstore chain whose shares were up by triple digits during the period. Most notably, Rite Aid's stock rose by 23% in a single day in September, thanks to higher sales and a more-optimistic earnings forecast. In health care, the fund benefited from Alliance Healthcare Services, as our investment models recommended a large overweighting in the stock, which was added to the benchmark in July. This proved to be the right call, as this provider of outsourced diagnostic imaging services to hospitals saw its shares more than quadruple during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Rite Aid Corp.	0.8	0.7
Aspen Technology, Inc.	0.8	0.7
Spirit Airlines, Inc.	0.8	0.3
Manhattan Associates, Inc.	0.7	0.5
Align Technology, Inc.	0.7	0.0
Generac Holdings, Inc.	0.7	0.6
Buffalo Wild Wings, Inc.	0.7	0.0
Acxiom Corp.	0.7	0.3
Dana Holding Corp.	0.7	0.7
Team Health Holdings, Inc.	0.7	0.7
	7.3
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	20.6
Information Technology	19.4	19.1
Health Care	15.7	11.9
Industrials	15.7	14.9
Consumer Discretionary	11.0	14.5
Energy	4.8	4.9
Consumer Staples	4.7	5.1
Materials	4.5	4.8
Utilities	1.2	2.7
Telecommunication Services	0.7	0.0

Annual Report

Fidelity Small Cap Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.9%
Dana Holding Corp. (e)	126,010	$ 2,731,897
Dorman Products, Inc. (a)	22,087	1,272,653
Drew Industries, Inc.	6,808	335,226
Remy International, Inc.	18,168	404,965
Standard Motor Products, Inc.	14,427	507,109
Stoneridge, Inc. (a)	28,811	317,209
Superior Industries International, Inc.	6,041	110,429
Tower International, Inc. (a)	78,582	2,017,986
		7,697,474
Automobiles - 0.3%
Winnebago Industries, Inc. (a)	53,346	1,422,204
Distributors - 0.1%
VOXX International Corp. (a)	22,215	288,795
Diversified Consumer Services - 1.2%
Bridgepoint Education, Inc. (a)	43,381	836,819
Capella Education Co. (e)	13,954	927,662
Hillenbrand, Inc.	2,420	72,310
ITT Educational Services, Inc. (a)	20,000	620,600
K12, Inc. (a)	17,507	396,183
LifeLock, Inc. (a)(e)	114,518	2,280,053
		5,133,627
Hotels, Restaurants & Leisure - 3.6%
Bloomin' Brands, Inc. (a)	25,661	645,118
Buffalo Wild Wings, Inc. (a)(e)	18,961	2,749,345
Cracker Barrel Old Country Store, Inc. (e)	19,411	1,930,424
Einstein Noah Restaurant Group, Inc.	14,012	209,059
Fiesta Restaurant Group, Inc. (a)	10,309	517,821
Interval Leisure Group, Inc.	4,460	121,267
Jack in the Box, Inc. (a)	38,218	2,195,624
Krispy Kreme Doughnuts, Inc. (a)(e)	42,172	802,111
Marcus Corp.	6,638	93,662
Marriott Vacations Worldwide Corp. (a)	43,979	2,306,259
Monarch Casino & Resort, Inc. (a)	6,248	117,775
Multimedia Games Holding Co., Inc. (a)	57,972	1,914,525
Texas Roadhouse, Inc. Class A	53,351	1,411,134
		15,014,124
Household Durables - 1.0%
Flexsteel Industries, Inc.	32,804	1,218,669
Helen of Troy Ltd. (a)	10,105	659,958
La-Z-Boy, Inc.	46,522	1,188,172
NACCO Industries, Inc. Class A	14,762	865,496
Universal Electronics, Inc. (a)	1,825	76,267
		4,008,562
Media - 1.6%
Carmike Cinemas, Inc. (a)	126	3,749
E.W. Scripps Co. Class A (a)	66,908	1,312,735
Entravision Communication Corp. Class A	322,138	2,135,775
Global Sources Ltd. (a)	58,086	394,404

	Shares	Value
Gray Television, Inc. (a)	36,757	$ 431,895
Harte-Hanks, Inc.	1,076	8,597
Live Nation Entertainment, Inc. (a)	1,771	40,184
MDC Partners, Inc. Class A	21,732	488,753
Meredith Corp.	16,184	757,411
Nexstar Broadcasting Group, Inc. Class A (e)	25,719	1,097,687
		6,671,190
Specialty Retail - 1.3%
Big 5 Sporting Goods Corp.	102,039	1,548,952
Destination Maternity Corp.	8,389	236,905
Express, Inc. (a)(e)	17,645	322,727
Haverty Furniture Companies, Inc.	15,644	456,023
Kirkland's, Inc. (a)	3,304	58,415
Office Depot, Inc. (a)	342,923	1,690,610
Stein Mart, Inc.	2,535	34,451
The Cato Corp. Class A (sub. vtg.) (e)	22,858	641,624
The Children's Place Retail Stores, Inc.	6,388	346,038
		5,335,745
Textiles, Apparel & Luxury Goods - 0.0%
Unifi, Inc. (a)	4,326	107,025
TOTAL CONSUMER DISCRETIONARY		45,678,746
CONSUMER STAPLES - 4.7%
Beverages - 0.0%
Coca-Cola Bottling Co. Consolidated	1,659	125,487
Food & Staples Retailing - 1.3%
Andersons, Inc.	36,576	2,005,828
Rite Aid Corp. (a)	517,585	3,410,869
		5,416,697
Food Products - 2.4%
Cal-Maine Foods, Inc.	13,178	692,767
Chiquita Brands International, Inc. (a)	34,782	380,515
Fresh Del Monte Produce, Inc.	10,110	267,511
J&J Snack Foods Corp.	9,919	921,277
Omega Protein Corp. (a)	53,068	576,849
Pilgrims Pride Corp. (a)(e)	121,998	2,138,625
Sanderson Farms, Inc. (e)	31,826	2,445,510
Seneca Foods Corp. Class A (a)	6,141	185,949
TreeHouse Foods, Inc. (a)(e)	31,250	2,226,875
		9,835,878
Household Products - 0.4%
Orchids Paper Products Co.	15,600	525,252
WD-40 Co.	15,621	1,138,927
		1,664,179
Personal Products - 0.6%
Nature's Sunshine Products, Inc.	5,988	90,479
Nu Skin Enterprises, Inc. Class A (e)	26,328	2,198,915
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp. (a)	1,722	$ 45,099
USANA Health Sciences, Inc. (a)(e)	1,362	99,658
		2,434,151
TOTAL CONSUMER STAPLES		19,476,392
ENERGY - 4.8%
Energy Equipment & Services - 1.7%
Dril-Quip, Inc. (a)	20,277	2,180,994
Exterran Holdings, Inc.	13,369	547,728
Gulf Island Fabrication, Inc.	7,236	151,739
Matrix Service Co. (a)	62,112	2,010,565
Parker Drilling Co. (a)	73,651	594,364
RigNet, Inc. (a)	9,523	455,390
Tesco Corp. (a)	50,248	953,205
		6,893,985
Oil, Gas & Consumable Fuels - 3.1%
Adams Resources & Energy, Inc.	795	58,512
Alon U.S.A. Energy, Inc.	37,361	500,264
Contango Oil & Gas Co. (a)	1,391	65,961
CVR Energy, Inc.	49,315	1,940,545
Delek U.S. Holdings, Inc.	34,861	967,741
Evolution Petroleum Corp.	10,191	132,483
GasLog Ltd.	53,381	1,124,204
Green Plains Renewable Energy, Inc.	85,268	2,253,633
Renewable Energy Group, Inc. (a)(e)	193,343	2,256,313
Rex American Resources Corp. (a)	23,843	1,136,834
Warren Resources, Inc. (a)	50,346	223,033
Western Refining, Inc. (e)	63,634	2,319,459
		12,978,982
TOTAL ENERGY		19,872,967
FINANCIALS - 20.5%
Capital Markets - 2.1%
BGC Partners, Inc. Class A	58,342	396,726
Calamos Asset Management, Inc. Class A	11,791	140,667
Evercore Partners, Inc. Class A	43,193	2,403,259
FBR & Co. (a)	10,596	275,496
GAMCO Investors, Inc. Class A	1,116	87,115
HFF, Inc.	27,120	865,128
Investment Technology Group, Inc. (a)	82,037	1,417,599
Manning & Napier, Inc. Class A	3,391	49,814
MCG Capital Corp.	90,145	397,539
Silvercrest Asset Management Group Class A	1,169	19,651
TCP Capital Corp.	3,030	53,570
WisdomTree Investments, Inc. (a)(e)	159,138	2,479,370
		8,585,934

	Shares	Value
Commercial Banks - 5.9%
1st Source Corp.	300	$ 9,360
Ameris Bancorp (a)	7,556	158,978
BancFirst Corp.	744	40,942
BancorpSouth, Inc.	12,929	309,391
Bank of Kentucky Financial Corp.	1,824	64,004
Bank of Marin Bancorp	2,570	113,671
Banner Bank (e)	19,040	755,698
BBCN Bancorp, Inc.	14,226	242,127
BNC Bancorp	8,737	152,286
Central Pacific Financial Corp.	35,375	697,949
Chemical Financial Corp.	11,333	334,210
Citizens & Northern Corp.	5,293	105,437
Customers Bancorp, Inc. (a)	32,045	633,530
Eagle Bancorp, Inc., Maryland (e)	9,624	329,718
First Bancorp, Puerto Rico (a)	192,981	1,005,431
First Community Bancshares, Inc.	6,729	112,711
First Interstate Bancsystem, Inc.	23,114	598,653
First Merchants Corp.	37,061	793,847
Flushing Financial Corp.	13,970	289,458
Hanmi Financial Corp.	59,766	1,400,317
Home Bancshares, Inc. (e)	16,175	542,833
HomeTrust Bancshares, Inc. (a)	2,240	35,101
International Bancshares Corp.	6,737	156,164
Lakeland Financial Corp.	1,224	46,512
MainSource Financial Group, Inc.	3,508	60,583
MB Financial, Inc. (e)	49,457	1,509,922
Mercantile Bank Corp.	1,040	21,112
Merchants Bancshares, Inc.	15,387	506,848
Old National Bancorp, Indiana	48,709	683,387
OmniAmerican Bancorp, Inc.	2,575	56,058
Peoples Bancorp, Inc.	4,699	114,985
Pinnacle Financial Partners, Inc.	5,145	185,632
PrivateBancorp, Inc.	86,364	2,492,465
Republic Bancorp, Inc., Kentucky Class A	4,340	104,551
Simmons First National Corp. Class A	2,198	78,315
Southwest Bancorp, Inc., Oklahoma	6,302	110,852
Susquehanna Bancshares, Inc.	87,833	960,893
Umpqua Holdings Corp. (e)	115,049	2,044,421
United Community Banks, Inc., Georgia (a)	129,413	2,159,903
Univest Corp. of Pennsylvania	2,356	45,400
Washington Trust Bancorp, Inc.	8,704	306,294
WesBanco, Inc.	10,404	310,143
Wilshire Bancorp, Inc.	111,471	1,131,431
Wintrust Financial Corp. (e)	52,376	2,423,961
Yadkin Financial Corp. (a)	9,459	181,613
		24,417,097
Consumer Finance - 1.1%
Cash America International, Inc. (e)	20,999	840,380
Credit Acceptance Corp. (a)	5,984	826,630
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Nelnet, Inc. Class A	55,743	$ 2,236,409
Regional Management Corp. (a)	14,239	429,733
		4,333,152
Diversified Financial Services - 0.7%
Gain Capital Holdings, Inc. (e)	9,884	102,003
MarketAxess Holdings, Inc.	41,008	2,421,112
Marlin Business Services Corp.	22,548	484,782
Vector Capital Corp. rights (a)	8,300	0
		3,007,897
Insurance - 4.3%
Amerisafe, Inc.	6,521	283,924
Argo Group International Holdings, Ltd.	35,445	1,564,542
eHealth, Inc. (a)(e)	31,878	1,530,144
Employers Holdings, Inc.	759	14,930
FBL Financial Group, Inc. Class A	13,234	553,711
First American Financial Corp.	97,072	2,615,120
HCI Group, Inc.	789	38,203
Hilltop Holdings, Inc. (a)	68,599	1,681,361
Horace Mann Educators Corp.	78,267	2,239,219
Navigators Group, Inc. (a)	10,539	638,874
Platinum Underwriters Holdings Ltd.	30,378	1,780,758
ProAssurance Corp.	42,794	1,945,415
Safety Insurance Group, Inc.	1,484	82,852
Selective Insurance Group, Inc.	40,589	935,171
Symetra Financial Corp.	19,707	388,228
United Fire Group, Inc.	3,229	93,576
Universal Insurance Holdings, Inc.	114,796	1,533,675
		17,919,703
Real Estate Investment Trusts - 4.5%
Agree Realty Corp.	8,558	263,073
Altisource Residential Corp. Class B	86,160	2,462,453
Apollo Commercial Real Estate Finance, Inc.	33,324	557,844
Ashford Hospitality Trust, Inc.	1,844	20,616
Capstead Mortgage Corp. (e)	42,562	548,624
Extra Space Storage, Inc.	33,383	1,639,105
MFA Financial, Inc.	186,444	1,465,450
National Health Investors, Inc.	26,362	1,626,535
New Residential Investment Corp.	370,038	2,364,543
Potlatch Corp.	4,740	187,894
RAIT Financial Trust (e)	79,297	658,958
RLJ Lodging Trust	91,713	2,383,621
Sovran Self Storage, Inc.	20,475	1,514,945
Sunstone Hotel Investors, Inc.	51,015	689,723
The Geo Group, Inc.	71,473	2,303,575
		18,686,959
Thrifts & Mortgage Finance - 1.9%
Dime Community Bancshares, Inc.	25,180	423,024
Doral Financial Corp. (a)	13,401	154,112
Farmer Mac Class C (non-vtg.)	5,543	174,383

	Shares	Value
Flagstar Bancorp, Inc. (a)	61,845	$ 1,369,248
Fox Chase Bancorp, Inc.	3,397	58,225
Home Loan Servicing Solutions Ltd. (e)	115,201	2,363,925
HomeStreet, Inc.	29,021	546,756
Northwest Bancshares, Inc.	47,392	680,075
Oritani Financial Corp.	4,089	64,034
Provident Financial Holdings, Inc.	6,196	95,233
Simplicity Bancorp, Inc.	5,626	99,243
Waterstone Financial, Inc. Maryland (a)	27,537	290,791
WSFS Financial Corp.	24,444	1,742,613
		8,061,662
TOTAL FINANCIALS		85,012,404
HEALTH CARE - 15.7%
Biotechnology - 2.3%
Alnylam Pharmaceuticals, Inc. (a)(e)	7,161	581,760
Celldex Therapeutics, Inc. (a)	2,341	68,404
Cepheid, Inc. (a)(e)	4,846	260,036
Dyax Corp. (a)(e)	69,031	667,530
Emergent BioSolutions, Inc. (a)	24,306	601,330
Enanta Pharmaceuticals, Inc. (e)	1,857	68,412
Epizyme, Inc.	1,236	36,956
Insys Therapeutics, Inc. (a)(e)	14,333	964,324
Intercept Pharmaceuticals, Inc. (a)	3,833	1,573,447
Isis Pharmaceuticals, Inc. (a)	38,205	1,948,455
Ligand Pharmaceuticals, Inc. Class B (a)	12,133	846,277
NPS Pharmaceuticals, Inc. (a)(e)	8,353	292,188
Pharmacyclics, Inc. (a)	3,955	548,400
Puma Biotechnology, Inc. (a)	602	69,989
Repligen Corp. (a)(e)	28,592	428,022
XOMA Corp. (a)	62,323	521,020
		9,476,550
Health Care Equipment & Supplies - 6.2%
Align Technology, Inc. (a)(e)	54,526	2,853,346
Analogic Corp.	2,489	234,613
Angiodynamics, Inc. (a)	1,328	20,451
Anika Therapeutics, Inc. (a)	34,450	1,356,297
ArthroCare Corp. (a)	5,226	252,155
Cantel Medical Corp.	28,430	919,711
CONMED Corp.	5,337	248,811
Cryolife, Inc.	9,981	99,411
Cyberonics, Inc. (a)(e)	36,043	2,467,864
DexCom, Inc. (a)	39,042	1,760,794
Globus Medical, Inc. (a)	27,869	659,381
Greatbatch, Inc. (a)	13,930	603,587
ICU Medical, Inc. (a)	762	44,089
Masimo Corp. (a)(e)	22,378	571,758
Natus Medical, Inc. (a)	69,937	1,755,419
NuVasive, Inc. (a)	65,314	2,400,290
Orthofix International NV (a)	29,905	664,489
RTI Biologics, Inc. (a)	78,417	294,848
Sirona Dental Systems, Inc. (a)(e)	27,583	1,943,498
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Steris Corp.	2,902	$ 133,927
SurModics, Inc. (a)	16,675	415,208
Thoratec Corp. (a)	67,047	2,490,126
Vascular Solutions, Inc. (a)	9,231	240,191
West Pharmaceutical Services, Inc.	52,520	2,393,862
Zeltiq Aesthetics, Inc. (a)	59,051	1,121,378
		25,945,504
Health Care Providers & Services - 5.3%
Addus HomeCare Corp. (a)	12,580	361,801
Alliance Healthcare Services, Inc. (a)	64,986	1,958,678
Almost Family, Inc. (a)	4,352	119,332
AMN Healthcare Services, Inc. (a)	39,523	550,555
AmSurg Corp. (a)	18,240	800,006
Centene Corp. (a)	3,540	225,427
Corvel Corp. (a)	15,436	710,210
Cross Country Healthcare, Inc. (a)	19,893	206,887
Five Star Quality Care, Inc. (a)	85,988	497,871
Hanger, Inc. (a)	37,792	1,339,726
HealthSouth Corp. (e)	38,285	1,251,154
Kindred Healthcare, Inc.	10,888	235,834
Magellan Health Services, Inc. (a)	34,905	2,134,092
National Healthcare Corp.	8,413	433,270
Owens & Minor, Inc. (e)	72,752	2,525,949
PharMerica Corp. (a)	58,916	1,419,876
Providence Service Corp. (a)	41,869	1,113,297
Select Medical Holdings Corp.	203,897	2,285,685
Team Health Holdings, Inc. (a)(e)	59,967	2,699,714
Triple-S Management Corp. (a)	10,722	179,594
Wellcare Health Plans, Inc. (a)	16,415	1,014,775
		22,063,733
Health Care Technology - 0.6%
Omnicell, Inc. (a)	81,243	2,338,174
Quality Systems, Inc.	15,242	266,125
		2,604,299
Life Sciences Tools & Services - 0.4%
Affymetrix, Inc. (a)(e)	71,803	554,319
Albany Molecular Research, Inc. (a)(e)	56,115	875,394
Luminex Corp. (a)	2,315	42,781
PAREXEL International Corp. (a)	2,261	121,122
		1,593,616
Pharmaceuticals - 0.9%
Aratana Therapeutics, Inc. (e)	17,565	410,494
Impax Laboratories, Inc. (a)	4,741	122,176
Jazz Pharmaceuticals PLC (a)	5,659	859,857
Lannett Co., Inc. (a)(e)	26,077	1,118,443
Pozen, Inc. (e)	15,808	125,832
Prestige Brands Holdings, Inc. (a)	23,935	681,908
Questcor Pharmaceuticals, Inc. (e)	5,201	315,961

	Shares	Value
Sagent Pharmaceuticals, Inc. (a)	1,517	$ 32,100
Sucampo Pharmaceuticals, Inc. Class A (a)(e)	13,556	122,004
		3,788,775
TOTAL HEALTH CARE		65,472,477
INDUSTRIALS - 15.7%
Aerospace & Defense - 3.3%
AAR Corp.	29,141	842,175
American Science & Engineering, Inc.	17,786	1,169,430
Astronics Corp. (a)	24,820	1,660,458
Curtiss-Wright Corp.	30,036	2,047,254
Ducommun, Inc. (a)	1,851	51,458
Engility Holdings, Inc. (a)	13,485	562,729
Esterline Technologies Corp. (a)	15,554	1,675,166
Moog, Inc. Class A (a)	31,742	1,965,782
Orbital Sciences Corp. (a)	12,116	344,337
Taser International, Inc. (a)(e)	124,095	2,386,347
Teledyne Technologies, Inc. (a)(e)	9,129	894,459
		13,599,595
Airlines - 1.0%
SkyWest, Inc.	65,985	838,010
Spirit Airlines, Inc. (a)	54,972	3,104,819
		3,942,829
Building Products - 0.4%
AAON, Inc. (e)	6,830	204,080
American Woodmark Corp. (a)	8,433	270,784
Insteel Industries, Inc.	4,323	86,028
PGT, Inc. (a)	90,916	1,053,716
		1,614,608
Commercial Services & Supplies - 1.9%
ABM Industries, Inc.	12,842	362,530
ARC Document Solutions, Inc. (a)	44,101	347,957
Deluxe Corp. (e)	22,950	1,158,516
G&K Services, Inc. Class A	22,670	1,419,822
Intersections, Inc.	33,157	203,252
Kimball International, Inc. Class B	70,455	1,322,440
Multi-Color Corp.	535	18,120
Steelcase, Inc. Class A	23,152	344,270
UniFirst Corp.	22,435	2,460,895
Viad Corp.	11,172	268,687
		7,906,489
Construction & Engineering - 0.7%
Argan, Inc.	51,723	1,478,761
Comfort Systems U.S.A., Inc.	37,564	617,177
EMCOR Group, Inc.	4,774	223,328
Furmanite Corp. (a)	13,387	158,502
MYR Group, Inc. (a)	4,976	115,792
Primoris Services Corp.	11,400	356,478
		2,950,038
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.6%
Acuity Brands, Inc.	9,920	$ 1,399,216
EnerSys	36,283	2,577,544
Generac Holdings, Inc. (e)	49,462	2,817,850
		6,794,610
Industrial Conglomerates - 0.0%
Raven Industries, Inc.	643	23,515
Machinery - 2.2%
Alamo Group, Inc.	2,587	136,024
Altra Industrial Motion Corp.	1,456	51,542
CIRCOR International, Inc.	9,356	669,515
Global Brass & Copper Holdings, Inc.	26,002	440,214
Hurco Companies, Inc.	2,858	71,479
Hyster-Yale Materials Handling Class A	24,625	2,485,648
Kadant, Inc.	24,466	982,310
L.B. Foster Co. Class A	4,287	199,303
Lydall, Inc. (a)	2,554	51,744
Mueller Industries, Inc.	28,168	1,759,937
Mueller Water Products, Inc. Class A	174,547	1,684,379
Standex International Corp.	5,760	318,586
Sun Hydraulics Corp. (e)	1,433	60,616
Xerium Technologies, Inc. (a)	6,158	96,989
		9,008,286
Marine - 0.3%
Matson, Inc.	52,618	1,269,146
Professional Services - 2.4%
Barrett Business Services, Inc.	26,594	1,861,580
Exponent, Inc.	2,846	202,749
Huron Consulting Group, Inc. (a)	6,352	420,312
Insperity, Inc.	20,966	611,998
Korn/Ferry International (a)	91,974	2,335,220
Navigant Consulting, Inc. (a)	13,990	243,846
On Assignment, Inc. (a)	39,029	1,342,598
Resources Connection, Inc.	41,132	563,508
RPX Corp. (a)	130,078	2,083,850
WageWorks, Inc. (a)	4,816	284,866
		9,950,527
Road & Rail - 1.2%
AMERCO	8,733	2,034,265
Arkansas Best Corp.	6,163	204,981
Heartland Express, Inc. (e)	24,114	491,443
Marten Transport Ltd.	6,525	127,172
Old Dominion Freight Lines, Inc. (a)(e)	37,560	1,999,694
Universal Truckload Services, Inc.	5,613	145,938
		5,003,493
Trading Companies & Distributors - 0.5%
Aceto Corp.	68,381	1,250,688
DXP Enterprises, Inc. (a)	9,311	947,487
		2,198,175

	Shares	Value
Transportation Infrastructure - 0.2%
Wesco Aircraft Holdings, Inc. (a)	42,088	$ 912,889
TOTAL INDUSTRIALS		65,174,200
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 2.2%
Arris Group, Inc. (a)(e)	11,243	322,674
Black Box Corp.	29,692	789,807
Communications Systems, Inc.	7,654	103,099
Comtech Telecommunications Corp.	30,805	986,068
Emulex Corp. (a)	110,645	805,496
Extreme Networks, Inc. (a)	174,134	997,788
Finisar Corp. (a)(e)	20,322	481,631
Ixia (a)	19,308	238,647
Oplink Communications, Inc. (a)	2,488	43,590
Plantronics, Inc.	28,859	1,280,762
Tessco Technologies, Inc.	18,047	687,230
Ubiquiti Networks, Inc. (a)(e)	46,143	2,279,926
		9,016,718
Computers & Peripherals - 0.6%
QLogic Corp. (a)	117,212	1,338,561
Super Micro Computer, Inc. (a)	61,438	1,240,433
		2,578,994
Electronic Equipment & Components - 2.6%
Aeroflex Holding Corp. (a)	9,861	78,789
Anixter International, Inc.	255	27,272
Benchmark Electronics, Inc. (a)	97,498	2,324,352
Daktronics, Inc.	57,782	818,771
Electro Scientific Industries, Inc.	43,905	414,024
Insight Enterprises, Inc. (a)	19,840	455,923
Methode Electronics, Inc. Class A	18,806	637,523
Newport Corp. (a)	10,003	207,062
PC Connection, Inc.	6,063	122,776
Plexus Corp. (a)	9,389	386,357
Sanmina Corp. (a)	70,878	1,202,091
ScanSource, Inc. (a)	44,448	1,745,028
SYNNEX Corp. (a)	40,062	2,382,888
		10,802,856
Internet Software & Services - 1.9%
comScore, Inc. (a)	4,886	154,495
Constant Contact, Inc. (a)	42,280	1,165,660
Conversant, Inc. (a)(e)	10,989	273,187
eGain Communications Corp. (a)(e)	12,403	103,937
j2 Global, Inc.	16,412	843,577
LogMeIn, Inc. (a)	15,968	668,261
Perficient, Inc. (a)	10,914	222,755
Shutterstock, Inc. (a)	7,149	710,468
Stamps.com, Inc. (a)	26,413	929,209
United Online, Inc. (e)	109,809	1,230,959
WebMD Health Corp. (a)(e)	28,823	1,280,029
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
XO Group, Inc. (a)	21,769	$ 259,922
Yelp, Inc. (a)(e)	2,807	265,037
		8,107,496
IT Services - 4.0%
Acxiom Corp. (a)	73,565	2,738,825
Cardtronics, Inc. (a)	41,051	1,663,387
CSG Systems International, Inc.	43,729	1,224,412
ExlService Holdings, Inc. (a)	21,786	609,790
Forrester Research, Inc.	4,215	152,667
Global Cash Access Holdings, Inc. (a)	133,495	1,121,358
Hackett Group, Inc.	9,107	53,640
iGATE Corp. (a)	37,465	1,268,190
Jack Henry & Associates, Inc.	34,461	2,003,218
Maximus, Inc.	14,004	669,251
MoneyGram International, Inc. (a)	6,024	114,637
NCI, Inc. Class A (a)	9,273	111,276
Sapient Corp. (a)	145,033	2,525,025
Syntel, Inc. (a)	19,481	1,838,227
Teletech Holdings, Inc. (a)	24,840	598,147
		16,692,050
Semiconductors & Semiconductor Equipment - 1.9%
Cabot Microelectronics Corp. (a)	30,071	1,328,236
Integrated Device Technology, Inc. (a)	190,776	2,249,249
International Rectifier Corp. (a)	15,710	423,385
Intersil Corp. Class A	21,593	274,663
Kulicke & Soffa Industries, Inc. (a)	80,003	923,235
Lattice Semiconductor Corp. (a)	49,948	378,106
Power Integrations, Inc.	5,899	348,808
Rambus, Inc. (a)(e)	132,922	1,225,541
Silicon Image, Inc. (a)	18,197	110,092
Supertex, Inc. (a)	1,253	41,261
Ultra Clean Holdings, Inc. (a)	55,643	732,262
		8,034,838
Software - 6.2%
Actuate Corp. (a)	23,781	135,076
Advent Software, Inc.	72,023	2,211,106
Aspen Technology, Inc. (a)	69,612	3,268,283
AVG Technologies NV (a)(e)	68,713	1,286,994
Comverse, Inc. (a)	21,837	755,779
ePlus, Inc. (a)	3,454	196,429
Fair Isaac Corp.	3,292	176,879
Manhattan Associates, Inc. (a)	80,000	3,031,200
Monotype Imaging Holdings, Inc.	42,864	1,219,052
NetScout Systems, Inc. (a)	32,700	1,241,946
Parametric Technology Corp. (a)	56,446	2,218,892
Pegasystems, Inc.	19,240	800,961
QAD, Inc.:
Class A	6,212	117,345
Class B	3,694	61,394
SS&C Technologies Holdings, Inc. (a)	65,650	2,539,342

	Shares	Value
Take-Two Interactive Software, Inc. (a)(e)	19,699	$ 389,449
TeleCommunication Systems, Inc. Class A (a)	181,935	394,799
TeleNav, Inc. (a)	63,691	382,783
TiVo, Inc. (a)	184,940	2,496,690
Verint Systems, Inc. (a)	57,379	2,685,911
		25,610,310
TOTAL INFORMATION TECHNOLOGY		80,843,262
MATERIALS - 4.5%
Chemicals - 2.2%
A. Schulman, Inc.	13,938	484,346
FutureFuel Corp.	92,932	1,612,370
H.B. Fuller Co.	26,105	1,265,570
Innospec, Inc.	1,003	43,641
Landec Corp. (a)	25,694	261,822
Minerals Technologies, Inc.	46,845	2,506,208
Quaker Chemical Corp.	5,058	390,882
Sensient Technologies Corp.	43,356	2,273,155
Stepan Co.	4,518	274,694
Zep, Inc.	9,497	167,147
		9,279,835
Containers & Packaging - 1.0%
Berry Plastics Group, Inc. (a)	8,868	215,758
Graphic Packaging Holding Co. (a)	255,331	2,614,589
Myers Industries, Inc.	56,208	1,208,472
		4,038,819
Metals & Mining - 0.6%
Worthington Industries, Inc.	61,226	2,440,468
Paper & Forest Products - 0.7%
P.H. Glatfelter Co.	6,088	184,771
Resolute Forest Products (a)	8,860	181,541
Schweitzer-Mauduit International, Inc.	50,390	2,425,271
		2,791,583
TOTAL MATERIALS		18,550,705
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
IDT Corp. Class B	17,208	308,884
Inteliquent, Inc.	177,902	2,483,512
Premiere Global Services, Inc. (a)	16,771	189,680
		2,982,076
Wireless Telecommunication Services - 0.0%
Shenandoah Telecommunications Co. (e)	3,376	89,228
TOTAL TELECOMMUNICATION SERVICES		3,071,304
Common Stocks - continued
	Shares	Value
UTILITIES - 1.2%
Electric Utilities - 0.3%
El Paso Electric Co.	32,074	$ 1,130,609
Genie Energy Ltd. Class B (a)	6,893	78,994
		1,209,603
Independent Power Producers & Energy Traders - 0.0%
Black Hills Corp.	3,246	184,081
Multi-Utilities - 0.4%
Avista Corp.	3,191	94,454
NorthWestern Energy Corp.	29,982	1,377,373
		1,471,827
Water Utilities - 0.5%
American States Water Co.	62,795	1,885,734
Consolidated Water Co., Inc.	13,838	173,529
		2,059,263
TOTAL UTILITIES		4,924,774
TOTAL COMMON STOCKS (Cost $346,770,238)		408,077,231
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 5/29/14 to 9/18/14 (f) (Cost $399,899)	$ 400,000	399,922
Money Market Funds - 17.7%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (c)	5,507,196	5,507,196
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	67,810,808	67,810,808
TOTAL MONEY MARKET FUNDS (Cost $73,318,004)		73,318,004
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $420,488,141)	481,795,157
NET OTHER ASSETS (LIABILITIES) - (16.0)%	(66,450,943)
NET ASSETS - 100%	$ 415,344,214
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
60 ICE Russell 2000 Index Contracts (United States)	March 2014	$ 7,091,400	$ 256,530

The face value of futures purchased as a percentage of net assets is 1.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $266,938.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 68,060
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 45,678,746	$ 45,678,746	$ -	$ -
Consumer Staples	19,476,392	19,476,392	-	-
Energy	19,872,967	19,872,967	-	-
Financials	85,012,404	85,012,404	-	-
Health Care	65,472,477	65,472,477	-	-
Industrials	65,174,200	65,174,200	-	-
Information Technology	80,843,262	80,843,262	-	-
Materials	18,550,705	18,550,705	-	-
Telecommunication Services	3,071,304	3,071,304	-	-
Utilities	4,924,774	4,924,774	-	-
U.S. Government and Government Agency Obligations	399,922	-	399,922	-
Money Market Funds	73,318,004	73,318,004	-	-
Total Investments in Securities:	$ 481,795,157	$ 481,395,235	$ 399,922	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 256,530	$ 256,530	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 256,530	$ -
Total Value of Derivatives	$ 256,530	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Small Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $65,477,247) - See accompanying schedule: Unaffiliated issuers (cost $352,677,333)	$ 413,984,349
Fidelity Central Funds (cost $67,810,808)	67,810,808
Total Investments (cost $420,488,141)		$ 481,795,157
Receivable for investments sold		2,379,630
Receivable for fund shares sold		930,288
Dividends receivable		332,351
Interest receivable		217
Distributions receivable from Fidelity Central Funds		4,582
Other receivables		259
Total assets		485,442,484

Liabilities
Payable to custodian bank	$ 511,690
Payable for investments purchased	616,584
Payable for fund shares redeemed	902,479
Accrued management fee	174,250
Payable for daily variation margin for derivative instruments	32,194
Other affiliated payables	50,265
Collateral on securities loaned, at value	67,810,808
Total liabilities		70,098,270

Net Assets		$ 415,344,214
Net Assets consist of:
Paid in capital		$ 341,593,899
Undistributed net investment income		25,678
Accumulated undistributed net realized gain (loss) on investments		12,161,091
Net unrealized appreciation (depreciation) on investments		61,563,546
Net Assets, for 32,602,857 shares outstanding		$ 415,344,214
Net Asset Value, offering price and redemption price per share ($415,344,214 ÷ 32,602,857 shares)		$ 12.74

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 3,913,452
Interest		5,469
Income from Fidelity Central Funds		68,060
Total income		3,986,981

Expenses
Management fee	$ 1,514,279
Transfer agent fees	437,718
Independent trustees' compensation	3,145
Miscellaneous	467
Total expenses before reductions	1,955,609
Expense reductions	(38)	1,955,571
Net investment income (loss)		2,031,410
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,525,460
Futures contracts	2,386,516
Total net realized gain (loss)		28,911,976
Change in net unrealized appreciation (depreciation) on: Investment securities	40,585,195
Futures contracts	109,038
Total change in net unrealized appreciation (depreciation)		40,694,233
Net gain (loss)		69,606,209
Net increase (decrease) in net assets resulting from operations		$ 71,637,619

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,031,410	$ 2,572,404
Net realized gain (loss)	28,911,976	11,106,179
Change in net unrealized appreciation (depreciation)	40,694,233	6,331,981
Net increase (decrease) in net assets resulting from operations	71,637,619	20,010,564
Distributions to shareholders from net investment income	(2,047,855)	(2,545,839)
Distributions to shareholders from net realized gain	(19,111,093)	(6,901,191)
Total distributions	(21,158,948)	(9,447,030)
Share transactions Proceeds from sales of shares	265,804,326	52,452,774
Reinvestment of distributions	20,432,555	9,101,641
Cost of shares redeemed	(79,093,040)	(36,450,246)
Net increase (decrease) in net assets resulting from share transactions	207,143,841	25,104,169
Redemption fees	154,299	26,146
Total increase (decrease) in net assets	257,776,811	35,693,849
Net Assets
Beginning of period	157,567,403	121,873,554
End of period (including undistributed net investment income of $25,678 and undistributed net investment income of $72,543, respectively)	$ 415,344,214	$ 157,567,403
Other Information Shares
Sold	22,629,417	5,233,611
Issued in reinvestment of distributions	1,736,748	954,511
Redeemed	(6,682,361)	(3,697,266)
Net increase (decrease)	17,683,804	2,490,856

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 9.81	$ 10.72	$ 8.05	$ 5.20
Income from Investment Operations
Net investment income (loss) B	.08	.20	.07	.06	.05
Net realized and unrealized gain (loss)	2.91	1.30	.14	2.67	2.86
Total from investment operations	2.99	1.50	.21	2.73	2.91
Distributions from net investment income	(.07)	(.20)	(.06)	(.06)	(.06)
Distributions from net realized gain	(.75)	(.55)	(1.08)	-	-
Total distributions	(.82)	(.75)	(1.13) H	(.06)	(.06)
Redemption fees added to paid in capital B	.01	- G	.01	- G	- G
Net asset value, end of period	$ 12.74	$ 10.56	$ 9.81	$ 10.72	$ 8.05
Total Return A	29.35%	16.15%	2.87%	34.01%	55.93%
Ratios to Average Net Assets C,E
Expenses before reductions	.67%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.67%
Net investment income (loss)	.70%	2.02%	.69%	.63%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 415,344	$ 157,567	$ 121,874	$ 113,829	$ 85,243
Portfolio turnover rate D	107%	106%	79%	90%	98% I

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $1.13 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $1.075 per share.

I Reflects adjustments to exclude transaction in money market mutual funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity International Enhanced Index Fund	21.21%	17.91%	0.53%

A From December 20, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Enhanced Index Fund on December 20, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity International Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® International Enhanced Index Fund: For the year, the fund gained 21.21%, surpassing the 19.42% increase in the benchmark MSCI® EAFE® Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Relative to the index, the fund benefited from favorable security selection across most sectors, especially materials and utilities, more than making up for weak picks in financials. On a regional basis, the fund benefited disproportionately from stock picks in Europe (excluding the U.K.) and, in particular, France, where our choices were especially helpful. Security selection in the U.K. also added value. Also of note, the fund was helped by a modest tailwind from favorable currency movements. The top relative contributor was Electricite de France (EDF), a state-owned electric utility and the world's largest nuclear operator. At the start of the reporting period, EDF's shares were not far above their lowest-ever price. Twelve months later, the stock had gained approximately 123%, driven by a more-favorable profit outlook and a regulatory change enabling EDF to charge higher electricity prices. Another triple-digit gainer was Actelion, a Swiss biopharmaceuticals company whose share value increased by 108%. Elsewhere, U.K.-based television network ITV enjoyed strong performance, as did Telecom Italia, the leading Italian telecommunication services provider, and Fuji Heavy Industries, a Japanese manufacturer of cars under the Subaru brand that benefited from growth in auto sales and market share in the U.S. In contrast, the fund's biggest individual detractor was SoftBank, in which the fund was significantly underweighted. As a result of our more limited exposure to this Japanese telecom provider, the fund did not fully capture the stock's increase of about 103%. SoftBank became better known in the U.S. for its July acquisition of mobile phone operator Sprint. Also detracting was Suedzcker, a German producer and supplier of sugar products whose shares returned -34%, as well as untimely ownership of Danish pharmaceuticals producer Novo-Nordisk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Enhanced Index Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of February 28, 2014
United Kingdom	19.9%
Japan	19.8%
Germany	9.4%
France	8.6%
Switzerland	8.3%
Australia	7.4%
United States of America*	5.1%
Sweden	3.0%
Italy	2.9%
Other	15.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes short-term investments and net other assets
As of August 31, 2013
United Kingdom	21.8%
Japan	20.9%
France	9.3%
Germany	9.1%
Switzerland	8.4%
Australia	7.7%
Hong Kong	2.8%
Sweden	2.5%
Italy	2.5%
Other*	15.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes short-term investments and net other assets
Asset Allocation as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.8	99.7
Short-Term Investments and Net Other Assets (Liabilities)	0.2	0.3
Top Ten Stocks as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.9
HSBC Holding PLC (United Kingdom, Commercial Banks)	1.6	1.5
Novartis AG (Switzerland, Pharmaceuticals)	1.5	1.8
Toyota Motor Corp. (Japan, Automobiles)	1.4	1.8
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.4	1.3
Nestle SA (Switzerland, Food Products)	1.4	1.6
Total SA (France, Oil, Gas & Consumable Fuels)	1.4	1.4
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.5
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.1	1.4
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.3
	14.2
Market Sectors as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	25.8
Consumer Discretionary	13.0	13.2
Industrials	13.0	12.3
Health Care	11.8	10.8
Consumer Staples	8.7	10.5
Energy	7.3	7.3
Materials	6.1	6.4
Information Technology	5.6	3.1
Telecommunication Services	4.7	5.6
Utilities	2.5	2.9

Annual Report

Fidelity International Enhanced Index Fund

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
Australia - 7.4%
Amcor Ltd.	72	$ 650
ASX Ltd.	3,673	123,107
Australia & New Zealand Banking Group Ltd.	14,677	420,938
BHP Billiton Ltd.	3,897	133,662
Commonwealth Bank of Australia	7,489	498,939
Crown Ltd.	54	833
CSL Ltd.	2,261	145,671
DEXUS Property Group unit	218,298	208,434
Fortescue Metals Group Ltd.	50,610	245,680
Insurance Australia Group Ltd.	30,498	147,777
Leighton Holdings Ltd.	243	3,918
Macquarie Group Ltd.	2,196	110,267
National Australia Bank Ltd.	9,778	303,120
Orora Ltd.	104	119
Ramsay Health Care Ltd.	11	474
Rio Tinto Ltd.	1,375	82,011
Suncorp-Metway Ltd.	6,718	72,777
Sydney Airport unit	29	105
Telstra Corp. Ltd.	415	1,870
The GPT Group unit	1,432	4,754
Wesfarmers Ltd.	5	192
Westfield Retail Trust unit	36,888	102,372
Westpac Banking Corp.	14,877	446,488
Woodside Petroleum Ltd.	8,297	280,975
TOTAL AUSTRALIA		3,335,133
Austria - 1.0%
OMV AG	4,987	226,951
Voestalpine AG	4,837	218,021
TOTAL AUSTRIA		444,972
Bailiwick of Jersey - 0.7%
Shire PLC	5,620	310,871
Belgium - 1.2%
Anheuser-Busch InBev SA NV	852	89,114
Belgacom SA	3,417	103,079
Delhaize Group SA	629	45,242
Solvay SA Class A	604	93,708
Telenet Group Holding NV	3,009	192,050
TOTAL BELGIUM		523,193
Bermuda - 0.0%
Yue Yuen Industrial (Holdings) Ltd.	8,000	24,483
Cayman Islands - 1.1%
MGM China Holdings Ltd.	52,000	221,788
Sands China Ltd.	34,000	284,336
TOTAL CAYMAN ISLANDS		506,124
Denmark - 1.2%
A.P. Moller - Maersk A/S Series B	23	281,199

	Shares	Value
Coloplast A/S Series B	2,235	$ 188,258
Novo Nordisk A/S Series B	1,225	58,297
TOTAL DENMARK		527,754
Finland - 0.4%
Kone Oyj (B Shares)	3,272	133,277
Sampo Oyj (A Shares)	969	49,100
Stora Enso Oyj (R Shares)	11	125
TOTAL FINLAND		182,502
France - 8.6%
AXA SA	5,855	153,067
BNP Paribas SA	3,127	256,641
Bouygues SA	2,196	88,540
Cap Gemini SA	2,607	204,140
Christian Dior SA	913	180,589
Compagnie de St. Gobain	3,574	214,594
EDF SA	266	10,580
France Telecom SA	21,567	268,985
GDF Suez	13,286	340,916
L'Oreal SA	307	52,016
Lafarge SA (Bearer)	1	75
LVMH Moet Hennessy - Louis Vuitton SA	186	34,621
Michelin CGDE Series B	544	66,506
Safran SA	1,838	129,412
Sanofi SA	3,980	413,959
Schneider Electric SA	3,972	354,995
SCOR SE	1,513	53,003
Societe Generale Series A	1,310	87,471
Total SA	9,356	607,009
Unibail-Rodamco	88	23,188
VINCI SA	4,002	299,012
TOTAL FRANCE		3,839,319
Germany - 8.6%
adidas AG	401	46,715
Allianz SE	1,598	284,980
BASF AG	3,627	417,630
Bayer AG	2,524	358,491
Bayerische Motoren Werke AG (BMW)	648	75,311
Continental AG	383	93,228
Daimler AG (Germany)	748	69,712
Deutsche Bank AG	2,023	97,841
Deutsche Post AG	2,572	96,599
Deutsche Telekom AG	10,657	180,288
E.ON AG	15,195	289,856
Fresenius Medical Care AG & Co. KGaA	3,307	226,891
Fresenius SE & Co. KGaA	842	130,865
Hannover Reuck SE	649	55,272
Infineon Technologies AG	15,780	179,041
Merck KGaA	1,276	223,680
Metro AG	2	83
Muenchener Rueckversicherungs AG	867	189,860
ProSiebenSat.1 Media AG	5,134	244,837
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	268	$ 21,556
Siemens AG	2,965	395,316
Suedzucker AG (Bearer)	7,243	201,450
TOTAL GERMANY		3,879,502
Hong Kong - 1.8%
BOC Hong Kong (Holdings) Ltd.	30,500	92,555
Cheung Kong Holdings Ltd.	9,000	141,021
Hang Seng Bank Ltd.	3,800	61,599
Hopewell Holdings Ltd.	22,500	76,106
Hutchison Whampoa Ltd.	8,000	107,827
Hysan Development Co. Ltd.	19,005	79,345
SJM Holdings Ltd.	73,000	234,223
TOTAL HONG KONG		792,676
Ireland - 0.0%
Bank of Ireland (a)	53	28
CRH PLC	2	59
TOTAL IRELAND		87
Italy - 2.7%
Assicurazioni Generali SpA	1,780	40,023
Atlantia SpA	3,602	91,283
Enel SpA	59,933	307,739
Eni SpA	6,728	161,516
EXOR SpA	1,583	64,392
Fiat SpA (a)	23,216	243,062
Intesa Sanpaolo SpA	15,856	49,156
Luxottica Group SpA	701	38,921
Prysmian SpA	1,885	48,759
Telecom Italia SpA	87,526	99,418
Terna SpA	21	107
UniCredit SpA	8,318	66,190
Unipolsai SpA (a)	7,598	25,988
TOTAL ITALY		1,236,554
Japan - 19.8%
Aisin Seiki Co. Ltd.	2,200	76,309
Ajinomoto Co., Inc.	13,000	201,823
Alfresa Holdings Corp.	300	17,599
Aozora Bank Ltd.	6,000	17,484
Bridgestone Corp.	2,300	83,184
Canon, Inc.	5,300	165,364
Central Japan Railway Co.	1,800	210,082
Coca-Cola West Co. Ltd.	800	14,818
Dai Nippon Printing Co. Ltd.	11,000	110,819
Daihatsu Motor Co. Ltd.	6,000	96,394
Daiwa House Industry Co. Ltd.	3,000	54,602
Daiwa Securities Group, Inc.	23,000	208,143
DENSO Corp.	4,500	241,431
Fuji Heavy Industries Ltd.	8,000	217,157
Fujifilm Holdings Corp.	2,000	57,679

	Shares	Value
Hino Motors Ltd.	11,000	$ 163,244
Hirose Electric Co. Ltd.	200	28,496
Hitachi Ltd.	41,000	324,679
Honda Motor Co. Ltd.	3,500	125,976
Hoya Corp.	5,600	165,959
Ibiden Co. Ltd.	4,100	80,171
Itochu Corp.	400	4,985
Japan Tobacco, Inc.	300	9,555
JFE Holdings, Inc.	3,000	61,232
JTEKT Corp.	2,100	35,149
Kao Corp.	6,100	210,048
Kinden Corp.	4,000	41,545
Kobe Steel Ltd. (a)	1,000	1,370
Konica Minolta, Inc.	3,000	30,607
Marubeni Corp.	1,000	7,030
Mazda Motor Corp. (a)	15,000	72,450
Medipal Holdings Corp.	13,600	209,806
Mitsubishi Chemical Holdings Corp.	900	4,073
Mitsubishi Heavy Industries Ltd.	32,000	197,140
Mitsubishi UFJ Financial Group, Inc.	17,300	100,248
Mitsui & Co. Ltd.	11,900	183,448
Mizuho Financial Group, Inc.	167,300	344,103
MS&AD Insurance Group Holdings, Inc.	1,300	30,890
Namco Bandai Holdings, Inc.	1,500	33,561
NEC Corp.	54,000	182,594
Nippon Steel & Sumitomo Metal Corp.	9,000	26,369
Nippon Telegraph & Telephone Corp.	4,600	258,976
Nisshin Seifun Group, Inc.	2,500	26,990
Nomura Holdings, Inc.	8,800	59,695
NTT DoCoMo, Inc.	10,600	176,676
Omron Corp.	500	21,003
ORIX Corp.	5,500	81,065
Otsuka Holdings Co. Ltd.	7,100	217,877
Panasonic Corp.	11,000	137,779
Resona Holdings, Inc.	44,100	230,408
Ricoh Co. Ltd.	10,200	128,483
ROHM Co. Ltd.	2,000	103,370
SBI Holdings, Inc. Japan	1,400	16,645
Sekisui House Ltd.	10,000	125,657
Seven & i Holdings Co., Ltd.	2,000	75,202
Shimamura Co. Ltd.	2,000	180,603
SoftBank Corp.	900	68,205
Sojitz Corp.	115,200	204,520
Sumitomo Corp.	9,300	123,028
Sumitomo Mitsui Financial Group, Inc.	8,300	372,654
Suzuki Motor Corp.	8,300	223,310
Takashimaya Co. Ltd.	7,000	60,957
Tokyo Electric Power Co., Inc. (a)	2,000	9,354
Toppan Printing Co. Ltd.	9,000	67,035
Toyo Seikan Group Holdings Ltd.	8,000	140,445
Toyoda Gosei Co. Ltd.	4,300	90,758
Toyota Motor Corp.	11,300	650,350
Trend Micro, Inc.	6,700	225,411
Common Stocks - continued
	Shares	Value
Japan - continued
West Japan Railway Co.	5,300	$ 217,871
Yamaguchi Financial Group, Inc.	17,000	148,167
TOTAL JAPAN		8,890,110
Luxembourg - 0.2%
Tenaris SA	3,901	81,463
Netherlands - 2.3%
Airbus Group NV	1,877	138,324
CNH Industrial NV	7,582	83,410
ING Groep NV (Certificaten Van Aandelen) (a)	8,347	121,216
Koninklijke Ahold NV	13,765	256,783
Koninklijke Philips Electronics NV	44	1,537
Unilever NV (Certificaten Van Aandelen) (Bearer)	10,370	410,080
Ziggo NV	297	13,590
TOTAL NETHERLANDS		1,024,940
New Zealand - 0.2%
Telecom Corp. of New Zealand Ltd.	35,711	74,850
Norway - 1.4%
DNB ASA	6,553	118,897
Statoil ASA	9,579	252,656
Telenor ASA	7,808	172,499
Yara International ASA	2,561	103,857
TOTAL NORWAY		647,909
Portugal - 0.0%
Energias de Portugal SA	4	17
Singapore - 1.6%
CapitaLand Ltd.	25,000	56,206
ComfortDelgro Corp. Ltd.	77,000	117,233
DBS Group Holdings Ltd.	11,106	144,733
Jardine Cycle & Carriage Ltd.	1,000	30,955
United Overseas Bank Ltd.	15,000	244,113
Wilmar International Ltd.	40,000	108,863
TOTAL SINGAPORE		702,103
Spain - 2.5%
Abertis Infraestructuras SA	5,655	132,851
Amadeus IT Holding SA Class A	6,251	274,939
Banco Bilbao Vizcaya Argentaria SA	13,492	166,687
Banco Santander SA (Spain)	45,071	406,840
Criteria CaixaCorp SA	3	19
Distribuidora Internacional de Alimentacion SA	9,116	78,265
Gas Natural SDG SA	992	25,461
Grifols SA	698	39,790
Repsol YPF SA	1	25
Telefonica SA	4	61
TOTAL SPAIN		1,124,938

	Shares	Value
Sweden - 3.0%
H&M Hennes & Mauritz AB (B Shares)	2,061	$ 92,962
Industrivarden AB (C Shares)	2,875	55,602
Investor AB (B Shares)	2,744	97,791
Nordea Bank AB	13,635	195,328
Securitas AB (B Shares)	19,046	209,868
Skandinaviska Enskilda Banken AB (A Shares)	8,187	115,112
Svenska Handelsbanken AB (A Shares)	352	18,392
Swedbank AB (A Shares)	4,688	132,342
Telefonaktiebolaget LM Ericsson (B Shares)	19,611	253,508
TeliaSonera AB	20,217	155,798
TOTAL SWEDEN		1,326,703
Switzerland - 8.3%
ABB Ltd. (Reg.)	6,252	159,564
Actelion Ltd.	1,936	205,267
Compagnie Financiere Richemont SA Series A	1,349	134,363
Credit Suisse Group AG	2,849	89,454
Geberit AG (Reg.)	735	231,155
Givaudan SA	81	127,095
Nestle SA	8,065	609,272
Novartis AG	8,078	672,333
Roche Holding AG (participation certificate)	2,991	920,929
Swiss Re Ltd.	1,817	169,821
Transocean Ltd. (Switzerland)	2,129	89,977
UBS AG	8,850	189,328
Zurich Insurance Group AG	418	128,085
TOTAL SWITZERLAND		3,726,643
United Kingdom - 19.9%
Anglo American PLC (United Kingdom)	5,926	151,348
Antofagasta PLC	16,038	241,842
AstraZeneca PLC:
(United Kingdom)	1,546	105,093
sponsored ADR (e)	3,408	230,926
Aviva PLC	10,303	81,914
BAE Systems PLC	39,244	270,027
Barclays PLC	41,335	174,126
BG Group PLC	954	17,389
BHP Billiton PLC	8,695	280,212
BP PLC	71,171	601,470
British American Tobacco PLC (United Kingdom)	6,349	346,093
British Sky Broadcasting Group PLC	17,490	275,306
BT Group PLC	3,134	21,555
Burberry Group PLC	1	26
Capita Group PLC	6,246	119,235
Cobham PLC	25,045	125,104
Diageo PLC	1,545	48,516
easyJet PLC	2,698	77,754
GlaxoSmithKline PLC	1,351	37,841
Common Stocks - continued
	Shares	Value
United Kingdom - continued
GlaxoSmithKline PLC sponsored ADR (e)	10,309	$ 576,685
HSBC Holdings PLC:
(United Kingdom)	36,054	380,514
sponsored ADR (e)	5,797	306,024
ITV PLC	69,092	233,594
J Sainsbury PLC	35,801	205,391
Legal & General Group PLC	5,299	21,332
Lloyds Banking Group PLC (a)	116,116	160,357
Marks & Spencer Group PLC	10,842	91,413
Next PLC	1,908	215,186
Old Mutual PLC	28,487	94,022
Pearson PLC	2	34
Persimmon PLC	8,446	204,511
Prudential PLC	5,779	130,852
Reckitt Benckiser Group PLC	963	79,243
Rexam PLC	1,308	10,814
Rio Tinto PLC	8,025	460,159
Rolls-Royce Group PLC	16,596	277,630
Royal & Sun Alliance Insurance Group PLC	34,690	56,493
Royal Dutch Shell PLC:
Class A (United Kingdom)	13,071	475,851
Class B (United Kingdom)	12,609	490,522
Scottish & Southern Energy PLC	7,942	186,589
Standard Chartered PLC (United Kingdom)	9,710	205,687
Standard Life PLC	3	20
Tate & Lyle PLC	2,682	28,833
Tesco PLC	39,670	218,448
Unilever PLC	5,270	215,543
Vodafone Group PLC	85,096	354,592
WM Morrison Supermarkets PLC	4,570	18,008
TOTAL UNITED KINGDOM		8,904,124
TOTAL COMMON STOCKS (Cost $37,093,877)		42,106,970
Nonconvertible Preferred Stocks - 1.0%

Germany - 0.8%
Henkel AG & Co. KGaA	2,375	265,043
Volkswagen AG	389	101,481
TOTAL GERMANY		366,524
Italy - 0.2%
Telecom Italia SpA (Risparmio Shares)	78,802	68,993
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $344,735)		435,517
Government Obligations - 0.1%
	Principal Amount	Value
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% 6/26/14 (f) (Cost $49,993)	$ 50,000	$ 49,991
Money Market Funds - 6.2%
	Shares
Dreyfus Cash Management Institutional Shares, 0.10% (c)	1,845,881	1,845,881
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(d)	936,275	936,275
TOTAL MONEY MARKET FUNDS (Cost $2,782,156)		2,782,156
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $40,270,761)	45,374,634
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(546,731)
NET ASSETS - 100%	$ 44,827,903
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
23 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	$ 2,218,695	$ 14,922

The face value of futures purchased as a percentage of net assets is 4.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Investment made with cash collateral received from securities on loan.
(e) Security or a portion of the security is on loan at period end.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,991.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 2,153
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,846,922	$ 3,869,716	$ 1,977,206	$ -
Consumer Staples	3,814,914	1,354,230	2,460,684	-
Energy	3,285,804	615,317	2,670,487	-
Financials	10,035,104	5,886,252	4,148,852	-
Health Care	5,291,603	2,545,389	2,746,214	-
Industrials	5,830,530	3,749,762	2,080,768	-
Information Technology	2,447,000	1,057,119	1,389,881	-
Materials	2,800,556	1,541,627	1,258,929	-
Telecommunication Services	2,019,435	521,686	1,497,749	-
Utilities	1,170,619	1,161,265	9,354	-
Government Obligations	49,991	-	49,991	-
Money Market Funds	2,782,156	2,782,156	-	-
Total Investments in Securities:	$ 45,374,634	$ 25,084,519	$ 20,290,115	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 14,922	$ 14,922	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 3,366,549
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 14,922	$ -
Total Value of Derivatives	$ 14,922	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value (including securities loaned of $910,019) - See accompanying schedule: Unaffiliated issuers (cost $39,334,486)	$ 44,438,359
Fidelity Central Funds (cost $936,275)	936,275
Total Investments (cost $40,270,761)		$ 45,374,634
Segregated cash with brokers for derivative instruments		73,948
Foreign currency held at value (cost $106,672)		108,405
Receivable for fund shares sold		34,585
Dividends receivable		224,936
Interest receivable		34
Distributions receivable from Fidelity Central Funds		48
Receivable for daily variation margin for derivative instruments		3,943
Total assets		45,820,533

Liabilities
Payable for fund shares redeemed	$ 34,096
Accrued management fee	16,875
Other affiliated payables	5,384
Collateral on securities loaned, at value	936,275
Total liabilities		992,630

Net Assets		$ 44,827,903
Net Assets consist of:
Paid in capital		$ 40,436,293
Undistributed net investment income		268,444
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,001,442)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,124,608
Net Assets, for 5,062,748 shares outstanding		$ 44,827,903
Net Asset Value, offering price and redemption price per share ($44,827,903 ÷ 5,062,748 shares)		$ 8.85

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends		$ 1,243,176
Special dividends		271,337
Interest		455
Income from Fidelity Central Funds		2,153
Income before foreign taxes withheld		1,517,121
Less foreign taxes withheld		(84,611)
Total income		1,432,510

Expenses
Management fee	$ 167,365
Transfer agent fees	53,545
Independent trustees' compensation	408
Miscellaneous	66
Total expenses		221,384
Net investment income (loss)		1,211,126
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,591,126
Foreign currency transactions	(15,597)
Futures contracts	41,937
Total net realized gain (loss)		2,617,466
Change in net unrealized appreciation (depreciation) on: Investment securities	2,926,382
Assets and liabilities in foreign currencies	10,886
Futures contracts	16,916
Total change in net unrealized appreciation (depreciation)		2,954,184
Net gain (loss)		5,571,650
Net increase (decrease) in net assets resulting from operations		$ 6,782,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,211,126	$ 779,169
Net realized gain (loss)	2,617,466	344,459
Change in net unrealized appreciation (depreciation)	2,954,184	1,499,563
Net increase (decrease) in net assets resulting from operations	6,782,776	2,623,191
Distributions to shareholders from net investment income	(694,999)	(774,163)
Distributions to shareholders from net realized gain	(57,603)	(63,148)
Total distributions	(752,602)	(837,311)
Share transactions Proceeds from sales of shares	19,510,478	9,411,727
Reinvestment of distributions	723,305	807,297
Cost of shares redeemed	(11,849,737)	(7,659,451)
Net increase (decrease) in net assets resulting from share transactions	8,384,046	2,559,573
Redemption fees	2,035	229
Total increase (decrease) in net assets	14,416,255	4,345,682
Net Assets
Beginning of period	30,411,648	26,065,966
End of period (including undistributed net investment income of $268,444 and undistributed net investment income of $68,799, respectively)	$ 44,827,903	$ 30,411,648
Other Information Shares
Sold	2,360,127	1,352,694
Issued in reinvestment of distributions	88,370	114,634
Redeemed	(1,467,277)	(1,136,991)
Net increase (decrease)	981,220	330,337

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 7.45	$ 6.95	$ 7.77	$ 6.58	$ 4.42
Income from Investment Operations
Net investment income (loss) B	.28 J	.21	.20	.17	.15
Net realized and unrealized gain (loss)	1.29	.52	(.82)	1.19	2.17
Total from investment operations	1.57	.73	(.62)	1.36	2.32
Distributions from net investment income	(.15)	(.21)	(.19)	(.17)	(.14)
Distributions from net realized gain	(.01)	(.02)	(.01)	-	(.02)
Total distributions	(.17) H	(.23)	(.20)	(.17)	(.16)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 8.85	$ 7.45	$ 6.95	$ 7.77	$ 6.58
Total Return A	21.21%	10.64%	(7.81)%	20.95%	52.44%
Ratios to Average Net Assets C,E
Expenses before reductions	.62%	.62%	.62%	.62%	.62%
Expenses net of fee waivers, if any	.62%	.62%	.62%	.62%	.62%
Expenses net of all reductions	.62%	.62%	.62%	.62%	.62%
Net investment income (loss)	3.40% J	3.04%	2.84%	2.50%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,828	$ 30,412	$ 26,066	$ 25,475	$ 19,958
Portfolio turnover rate D	63%	56%	49%	32%	22% I

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.013 per share.

I Reflects adjustments to exclude transactions in money market mutual funds.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.64%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Large Cap Growth Enhanced Index Fund	$ 205,755,316	$ 59,604,959	$ (1,249,247)	$ 58,355,712
Fidelity Large Cap Value Enhanced Index Fund	150,980,292	35,396,337	(842,173)	34,554,164
Fidelity Large Cap Core Enhanced Index Fund	418,306,404	43,194,680	(7,895,322)	35,299,358
Fidelity Mid Cap Enhanced Index Fund	246,608,321	48,655,034	(3,227,691)	45,427,343
Fidelity Small Cap Enhanced Index Fund	420,943,159	70,340,153	(9,488,155)	60,851,998
Fidelity International Enhanced Index Fund	40,342,142	6,459,611	(1,427,119)	5,032,492

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$ 1,941,954	$ 3,807,098	$ -	$ 58,355,712
Fidelity Large Cap Value Enhanced Index Fund	1,753,031	1,087,606	-	34,554,164
Fidelity Large Cap Core Enhanced Index Fund	4,064,444	2,471,063	(17,612,468)	35,299,358
Fidelity Mid Cap Enhanced Index Fund	9,553,040	5,158,585	(623,709)	45,427,343
Fidelity Small Cap Enhanced Index Fund	6,845,532	6,052,785	-	60,851,998
Fidelity International Enhanced Index Fund	282,189	-	(928,884)	5,038,305

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration		Total with expiration
	2018	2019
Fidelity Large Cap Core Enhanced Index Fund	$ (11,201,287)	$ -	$ (11,201,287)
Fidelity Mid Cap Enhanced Index Fund	(115,264)	(508,445)	(623,709)
Fidelity International Enhanced Index Fund	(174,650)	(754,234)	(928,884)
	No expiration Long-term	Total capital loss carryforward
Fidelity Large Cap Core Enhanced Index Fund	$ (6,411,181)	$ (17,612,468)

Due to large redemptions or subscriptions in a prior period, capital losses that will be available to offset future capital gains of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund will be limited to approximately $4,403,117, $541,266 and $706,051 per year, respectively.

The tax character of distributions paid was as follows:

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$ 5,989,402	$ 7,964,072	$ 13,953,474
Fidelity Large Cap Value Enhanced Index Fund	4,689,838	6,017,541	10,707,379
Fidelity Large Cap Core Enhanced Index Fund	16,163,013	13,728,882	29,891,895
Fidelity Mid Cap Enhanced Index Fund	6,050,250	8,178,609	14,228,859
Fidelity Small Cap Enhanced Index Fund	8,535,038	12,623,910	21,158,948
Fidelity International Enhanced Index Fund	752,602	-	752,602
February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$ 2,493,084	$ -	$ 2,493,084
Fidelity Large Cap Value Enhanced Index Fund	1,610,247	1,265,614	2,875,861
Fidelity Large Cap Core Enhanced Index Fund	4,152,614	1,162,732	5,315,346
Fidelity Mid Cap Enhanced Index Fund	1,338,905	1,032,505	2,371,410
Fidelity Small Cap Enhanced Index Fund	2,545,839	6,901,191	9,447,030
Fidelity International Enhanced Index Fund	837,311	-	837,311

Short Term Trading (Redemption) Fees. Shares held by investors of Fidelity Small Cap Enhanced Index Fund less than 90 days may be subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. Shares held by investors of Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund less than 30 days may be subject to a redemption fee equal to 0.75% and 1.00%, respectively, of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Large Cap Growth Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 642,976	$ 4,279
Fidelity Large Cap Value Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 861,845	$ (12,473)
Fidelity Large Cap Core Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 699,134	$ 211,606
Fidelity Mid Cap Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 1,059,523	$ (101,368)
Fidelity Small Cap Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 2,386,516	$ 109,038
Fidelity International Enhanced Index Fund
Equity Risk
Futures Contracts (a)	$ 41,937	$ 16,916

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	198,402,304	171,622,591
Fidelity Large Cap Value Enhanced Index Fund	164,374,569	116,316,568
Fidelity Large Cap Core Enhanced Index Fund	487,196,969	299,782,556
Fidelity Mid Cap Enhanced Index Fund	377,113,135	291,468,916
Fidelity Small Cap Enhanced Index Fund	493,835,000	303,857,571
Fidelity International Enhanced Index Fund	29,232,600	21,904,535

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Strategic Advisers, Inc. (the investment adviser), an affiliate of Fidelity Management & Research Company (FMR), provides the Funds with investment management related services. For these services, the Funds pay a monthly management fee to the investment adviser. The management fee is based on an annual rate of 0.30% of average net assets for Fidelity Large Cap Growth Enhanced Index, Fidelity Large Cap Value Enhanced Index and Fidelity Large Cap Core Enhanced Index, 0.45% of average net assets for Fidelity Mid Cap Enhanced Index, 0.52% of average net assets for Fidelity Small Cap Enhanced Index and 0.47% of average net assets for Fidelity International Enhanced Index. Under the management contract, the investment adviser pays all other ordinary fund-wide operating expenses (such as custody, audit, legal and pricing and bookkeeping fees), except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to the investment adviser by the Funds is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

In addition, under the expense contract, the investment adviser pays other expenses such as those listed above for each of the Funds so that the total expenses do not exceed certain amounts of each Fund's average net assets with certain exceptions, as noted in the following table:

Fidelity Large Cap Growth Enhanced Index Fund	.45%
Fidelity Large Cap Value Enhanced Index Fund	.45%
Fidelity Large Cap Core Enhanced Index Fund	.45%
Fidelity Mid Cap Enhanced Index Fund	.60%
Fidelity Small Cap Enhanced Index Fund	.67%
Fidelity International Enhanced Index Fund	.62%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under the expense contract, each fund paid transfer agent fees at the annual rate of 0.15% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Core Enhanced Index Fund	Borrower	$ 15,368,167.30%		$ 769

6. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Large Cap Growth Enhanced Index Fund	$ 386
Fidelity Large Cap Value Enhanced Index Fund	248
Fidelity Large Cap Core Enhanced Index Fund	413
Fidelity Mid Cap Enhanced Index Fund	380
Fidelity Small Cap Enhanced Index Fund	467
Fidelity International Enhanced Index Fund	66

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Core Enhanced Index Fund	$ 41,112,000.58%		$ 1,336

10. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Expense reduction
Fidelity Large Cap Growth Enhanced Index Fund	$ 5
Fidelity Large Cap Value Enhanced Index Fund	4
Fidelity Large Cap Core Enhanced Index Fund	18
Fidelity Mid Cap Enhanced Index Fund	23
Fidelity Small Cap Enhanced Index Fund	38

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust II and the Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (funds of Fidelity Commonwealth Trust II) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Commonwealth Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 26 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The funds may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through Strategic Advisers, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for Mary C. Farrell may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Member of the Advisory Board

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and the Board of Trustees of Fidelity Rutland Square Trust II.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Large Cap Growth Enhanced Index Fund	04/14/14	04/11/14	$0.035	$0.296
Fidelity Large Cap Value Enhanced Index Fund	04/14/14	04/11/14	$0.029	$0.114
Fidelity Large Cap Core Enhanced Index Fund	04/14/14	04/11/14	$0.026	$0.139
Fidelity Mid Cap Enhanced Index Fund	04/14/14	04/11/14	$0.019	$0.720
Fidelity Small Cap Enhanced Index Fund	04/14/14	04/11/14	$0.001	$0.393
Fidelity International Enhanced Index Fund	04/14/14	04/11/14	$0.051	$0.003

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Enhanced Index Fund	$9,122,771
Fidelity Large Cap Value Enhanced Index Fund	$5,043,581
Fidelity Large Cap Core Enhanced Index Fund	$10,861,933
Fidelity Mid Cap Enhanced Index Fund	$10,678,311
Fidelity Small Cap Enhanced Index Fund	$14,417,350

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2013	December 2013
Fidelity Large Cap Growth Enhanced Index Fund	100%	54%
Fidelity Large Cap Value Enhanced Index Fund	100%	55%
Fidelity Large Cap Core Enhanced Index Fund	22%	36%
Fidelity Mid Cap Enhanced Index Fund	97%	47%
Fidelity Small Cap Enhanced Index Fund	10%	27%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2013	December 2013
Fidelity Large Cap Growth Enhanced Index Fund	100%	56%
Fidelity Large Cap Value Enhanced Index Fund	100%	57%
Fidelity Large Cap Core Enhanced Index Fund	25%	38%
Fidelity Mid Cap Enhanced Index Fund	98%	50%
Fidelity Small Cap Enhanced Index Fund	11%	29%
Fidelity International Enhanced Index Fund	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possession of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	04/15/13	$0.0123	$0.0021
Fidelity International Enhanced Index Fund	12/16/13	$0.1006	$0.0145

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Geode Capital Management, LLC (Geode) (the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the funds; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of each fund's shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which each fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Geode (collectively, the Investment Advisers), including the backgrounds of each fund's investment personnel and each fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance over multiple periods measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show for each fund, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of each fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment style similar to the respective fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of each fund.

Annual Report

Fidelity International Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and three-year periods and in the third quartile for the five-year period and that the fund had out-performed 71% and 59% and under-performed 56% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods and lower than its benchmark for the five-year period shown.

Fidelity Large Cap Core Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period, in the first quartile for the three-year period, and in the second quartile for the five-year period and that the fund had under-performed 57% and out-performed 80% and 63% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Large Cap Growth Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the first quartile for the three- and five-year periods and that the fund had under-performed 70% and out-performed 78% and 80% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Fidelity Large Cap Value Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period, in the second quartile for the three-year period, and in the third quartile for the five-year period and that the fund had out-performed 78% and 73% and under-performed 58% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three-and five-year periods shown.

Annual Report

Fidelity Mid Cap Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for each period and that the fund had out-performed 52%, 63%, and 63% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Fidelity Small Cap Enhanced Index Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and three-year periods and in the second quartile for the five-year period and that the fund had out-performed 88%, 88%, and 67% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of each fund to those of other registered investment companies with investment objectives similar to those of the funds. The Board also considered expense contracts currently in effect between the funds and Strategic Advisers, which limit each fund's total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and certain other expenses) to the following:

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity International Enhanced Index Fund	0.62%
Fidelity Large Cap Core Enhanced Index Fund	0.45%
Fidelity Large Cap Growth Enhanced Index Fund	0.45%
Fidelity Large Cap Value Enhanced Index Fund	0.45%
Fidelity Mid Cap Enhanced Index Fund	0.60%
Fidelity Small Cap Enhanced Index Fund	0.67%

The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. Each fund's actual TMG %s is in the charts below. The Board also compared each fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which each fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity International Enhanced Index Fund

Annual Report

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Annual Report

Fidelity Small Cap Enhanced Index Fund

The Board noted that each fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that each fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of each fund's total expenses, the Board considered each fund's management fee as well as other fund expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that each fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed each fund's position relative to competitive funds with the same load type. The Board noted that each fund's total expenses (giving effect to each fund's expense contract with Strategic Advisers) were below the median of each fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of each fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing each fund. Strategic Advisers calculates the profitability for each fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to each fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of each fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that each fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to Strategic Advisers. The Board also considered expense contracts currently in effect between the funds and Strategic Advisers, which limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and certain other expenses) for each fund to the amounts described above. The Board noted that each fund has not generated sufficient revenue to cover its expenses. The Board also noted that as each fund's assets increase, it will continue to monitor whether management fee breakpoints are appropriate.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that each fund's Advisory Contracts should be renewed because each agreement is in the best interests of that fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which each fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of each agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Geode Capital Management, LLC
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GEI-UANN-0414
1.855137.106

Item 2. Code of Ethics

As of the end of the period, February 28, 2014, Fidelity Commonwealth Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund (the "Funds"):

Services Billed by PwC

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$43,000	$-	$4,000	$1,400
Fidelity Large Cap Core Enhanced Index Fund	$43,000	$-	$4,000	$1,400
Fidelity Large Cap Growth Enhanced Index Fund	$43,000	$-	$4,000	$1,400
Fidelity Large Cap Value Enhanced Index Fund	$43,000	$-	$4,000	$1,400
Fidelity Mid Cap Enhanced Index Fund	$43,000	$-	$4,000	$1,400
Fidelity Small Cap Enhanced Index Fund	$43,000	$-	$4,000	$1,400

February 28, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$47,000	$-	$4,000	$500
Fidelity Large Cap Core Enhanced Index Fund	$49,000	$-	$4,000	$500
Fidelity Large Cap Growth Enhanced Index Fund	$44,000	$-	$4,000	$500
Fidelity Large Cap Value Enhanced Index Fund	$44,000	$-	$4,000	$500
Fidelity Mid Cap Enhanced Index Fund	$47,000	$-	$4,000	$500
Fidelity Small Cap Enhanced Index Fund	$45,000	$-	$4,000	$500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2014A	February 28, 2013A
Audit-Related Fees	$4,970,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2014 A	February 28, 2013 A
PwC	$5,515,000	$5,430,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2014
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 25, 2014